Prospectus

Retirement Reserves

Introduction

This prospectus describes a variable annuity contract (the "Contract") offered by Empire Fidelity Investments Life Insurance Company ("Empire Fidelity Investments Life," "we," "us," the "Company," or "EFILI"), the life insurance company that is part of the group of financial service companies known as Fidelity Investments. The Contract is designed for individual investors who desire to accumulate capital on a tax-deferred basis for retirement or other long-term purposes.

You may purchase the Contract (1) on a non-qualified basis or (2) on a qualified basis as an Individual Retirement Annuity ("IRA") under Section 408(b) of the Internal Revenue Code of 1986, as amended. You may choose to receive amounts in a single payment or as a series of annuity payments, including payments guaranteed for your lifetime.

Investment Options

You may direct your money to one or more of thirty-five Subaccounts of Empire Fidelity Investments Variable Annuity Account A (the "Variable Account"). You may also direct part or all of your money to a fixed-rate investment option funded through our general account (the "Guaranteed Account").

The variable Subaccounts invest in the mutual fund portfolios of Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, and Variable Insurance Products Fund IV (the "Fidelity Funds"). Fidelity Management & Research Company ("FMR") manages each of the Fidelity Funds.

The variable Subaccounts also invest in the portfolios of other mutual funds managed by Morgan Stanley Asset Management ("Morgan Stanley"), Pilgrim Baxter & Associates, Ltd. or Pilgrim Baxter Value Investors, Inc. ("PBHG"), Strong Capital Management, Inc. ("Strong"), and Credit Suisse Asset Management, LLC for the Warburg Pincus Trust Portfolios ("Credit Suisse Warburg Pincus") ("Other Funds").

All mutual fund portfolios available in this prospectus are collectively known as the "Funds."

We may add additional Subaccounts and portfolios in the future. We credit interest on amounts allocated to the Guaranteed Account at specified interest rates that vary from time to time.

Legal Information

This prospectus provides information that a prospective investor should know before investing. We have filed additional information about the Contract and the Variable Account with the U.S. Securities and Exchange Commission in a Statement of Additional Information dated April 30, 2001. The Statement of Additional Information is incorporated by reference in this prospectus and is available without charge by calling Empire Fidelity Investments Life at 1-800-544-2442 or by accessing the SEC Internet website at (http://www.sec.gov). The table of contents of the Statement of Additional Information appears on page 41.

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Please read this prospectus and keep it for future reference. It is not valid unless accompanied by the current prospectuses for all the investment options available in the Contract.

The Contract is not available in all states. This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus.

FOR FURTHER INFORMATION CALL EMPIRE FIDELITY INVESTMENTS LIFE

NATIONALLY	1-800-544-2442

Date: April 30, 2001

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Prospectus Contents

Glossary	iii
Summary of the Contract	1
Facts About Empire Fidelity Investments Life, the Variable Account, and the Funds
Empire Fidelity Investments Life	7
The Variable Account	7
The Funds	7
Facts About the Contract
Purchase of a Contract	20
Free Look Privilege	20
Investment Allocation of Your Purchase Payments	20
Trading Among Variable Subaccounts	21
Accumulation Units	22
Withdrawals	22
Signature Guarantee	23
Charges	23
Certain Portfolios Impose A Short-Term Redemption Fee	24
Death Benefit	24
Required Distributions Upon Death	25
Annuity Date	25
Selection of Annuity Income Options	25
Fixed, Variable, or Combination Annuity Income Options	26
Types of Annuity Income Options	26
Reports to Owners	27
The Guaranteed Account	27
More About the Contract
Tax Considerations	28
Other Contract Provisions	30
Selling the Contracts	31
Automatic Deduction Plan	31
Availability of Unisex	31
Dollar Cost Averaging	31
Automatic Rebalancing	31
Postponement of Payment	32
More About the Variable Account and the Funds
Changes in Investment Options	32
Total Return for a Subaccount	32
Voting Rights	32
Resolving Material Conflicts	33
Performance	33
Litigation	33
Appendix A: Accumulation Unit Values	34
Table of Contents of the Statement of Additional Information	41

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Glossary

Accumulation Unit - A unit of measure used prior to the Annuity Date to calculate the value of your Contract in the Subaccounts.

Annuitant - The person designated by the Contract Owner, upon whose life annuity income payments are based.

Annuitant's Beneficiary - The person who receives the proceeds in the event of the death of the last surviving Annuitant.

Annuity Contract or Contract - A Contract designed to provide an Annuitant with an income, which may be a lifetime income, beginning on the Annuity Date.

Annuity Date - The date when annuity income payments begin.

Annuity Unit - A unit of measure used after the Annuity Date to calculate the amount of variable annuity income payments.

Cash Surrender Value - The amount payable to you upon surrender of the Contract prior to the Annuity Date during the Annuitant's lifetime.

Code - The Internal Revenue Code of 1986, as amended.

Contingent Annuitant - The person who becomes the Annuitant upon the death or removal of the Annuitant prior to the Annuity Date.

Contract Anniversary - The same day and month as the Contract Date in each later year.

Contract Date - The date your Contract becomes effective. It will be stated in your Contract.

Contract Owner or You - The person or persons who may exercise the rights and privileges under the Contract.

Contract Value - The total amount attributable to your Contract at any time prior to the Annuity Date, representing amounts in the Subaccounts and the Guaranteed Account.

Contract Year - A year that starts on the Contract Date or on a Contract Anniversary.

Death Benefit - Amount payable to the Annuitant's Beneficiary upon the death of the last surviving Annuitant before the Annuity Date.

Guaranteed Account - A fixed-rate investment option funded through Empire Fidelity Investments Life's general account. Empire Fidelity Investments Life credits interest to the amount allocated to the Guaranteed Account at a rate declared periodically in advance. The Guaranteed Account may also be referred to as the "Fixed Account."

Investment Options - The Subaccounts.

IRA - Refers generally to both an individual retirement account and an individual retirement annuity as defined in Sections 408(a) and (b), respectively, of the Code. When used to refer to a Qualified Contract described herein, it means a Contract that qualifies as an individual retirement annuity as defined in Section 408(b) of the Code.

Non-qualified Contract - A Contract other than a Qualified Contract.

Qualified Contract - A Contract that qualifies as an individual retirement annuity under Section 408(b) of the Code.

Owner's Beneficiary - The person who receives the proceeds in the event of the death of the Owner (if no joint Owner survives) prior to the Annuity Date.

Subaccount - A division of the Variable Account, the assets of which are invested in the shares of the corresponding portfolio of the Funds available in this prospectus.

Total Return - Used to measure the investment performance of a Subaccount from one Valuation Period to the next.

Trading Among Variable Subaccounts - Transfers of amounts among the investment options.

Valuation Period - The period of time from one determination of Accumulation Unit Values and Annuity Unit Values to the next determination of such values. Such determinations are made as of the close of business (normally 4:00 p.m. Eastern Time) each day the New York Stock Exchange is open for trading.

Variable Account - Empire Fidelity Investments Variable Annuity Account A.

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Summary of the Contract

Purpose

  This variable annuity Contract allows you, the Owner(s), to accumulate funds on a tax-deferred basis by investing in one or more variable Subaccounts.
  The Contract also permits the Annuitant to receive annuity income payments commencing on the Annuity Date, a date the Owner selects. The Owner designates the Annuitant, the person upon whose life annuity payments are based. The Annuitant may be an Owner or someone else.
  There is no assurance that values invested in the Subaccounts will increase. As the Contract Owner(s), you bear the investment risk with respect to those values.
  The Contract also allows you to allocate funds to a fixed-rate investment option funded through our general account (the "Guaranteed Account"). The Guaranteed Account may also be referred to as the "Fixed Account." We guarantee that amounts allocated to the Guaranteed Account will earn interest at declared rates.
  We designed the Contract to provide income for retirement or to meet other long-term goals. You may purchase the Contract as follows:

(1) on a non-qualified basis; or

(2) on a qualified basis as an Individual Retirement Annuity ("IRA") under Section 408(b) of the Code in connection with the "rollover" of contributions from other qualified plans, tax sheltered annuities, or IRAs.

Non-qualified Contract

We require an initial minimum of $2,500 to purchase a Non-qualified Contract. You may also make additional rollover contributions to a Non-qualified Contract before annuity payments begin (the "Annuity Date"). Each addition must be at least $250 and the Annuitant must still be living. We may reduce these minimums for automatic deduction plans.

Qualified Contract

We require an initial minimum of $10,000 to purchase a Qualified Contract. You may make additions to a Qualified Contract as long as each addition is at least $2,500. Some Contracts may have lower minimums.

Investment Options

You may direct your net purchase payments to the Guaranteed Account and the Subaccounts of the Variable Account. A net purchase payment is a purchase payment less any premium tax assessed by the jurisdiction in which the Contract is delivered. Also, we reserve the right to deduct a charge to recover a portion of our federal income tax expense that is determined solely from the amount of premiums received. See Investment Allocation of Your Purchase Payments on page 20.

There are currently thirty-five variable Subaccounts available as investment options.

  Five Subaccounts invest in shares of one of the mutual fund portfolios of Fidelity Variable Insurance Products Fund. The Variable Insurance Products Fund currently offers Money Market Portfolio, High Income Portfolio, Equity-Income Portfolio, Growth Portfolio, and Overseas Portfolio.
  Five Subaccounts invest in shares of one of the mutual fund portfolios of Fidelity Variable Insurance Products Fund II. The Variable Insurance Products Fund II currently offers Investment Grade Bond Portfolio, Asset Manager Portfolio, Index 500 Portfolio, Asset Manager: Growth Portfolio, and Contrafund Portfolio.
  Four Subaccounts invest in shares of one of the mutual fund portfolios of Fidelity Variable Insurance Products Fund III. The Variable Insurance Products Fund III currently offers Growth & Income Portfolio, Balanced Portfolio, Growth Opportunities Portfolio and Mid Cap Portfolio.
  Seven Subaccounts invest in shares of one of the mutual fund portfolios of Fidelity Variable Insurance Products Fund IV. The Variable Insurance Products Fund IV currently offers Consumer Industries Portfolio, Cyclical Industries Portfolio, Financial Services Portfolio, Health Care Portfolio, Natural Resources Portfolio, Technology Portfolio, and Telecommunications & Utilities Growth Portfolio.
  The remaining Subaccounts invest in shares of one of the mutual fund portfolios of Morgan Stanley, PBHG, Strong, or Credit Suisse Warburg Pincus.

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Empire Fidelity Investments Life credits interest on amounts allocated to the Guaranteed Account at interest rates that vary from time to time.

Withdrawals

You may withdraw all or part of your Contract's Cash Surrender Value before the Annuity Date and while the Annuitant is still living. The Cash Surrender Value of your Contract is the amount payable before the deduction of taxes if you surrender your Contract. The maximum partial withdrawal is one that would reduce your Contract Value to $2,500. Certain withdrawals may be subject to a federal penalty tax as well as federal income tax. See Tax Considerations on page 28.

Annuity Income Options

You may select from a number of annuity income options, including annuity income payments for the life of the Annuitant, with or without a guaranteed number of payments. See Types of Annuity Income Options on page 26. You may choose any of these annuity income options to be paid on (1) a fixed basis, (2) a variable basis, or (3) a combination of both. See Fixed, Variable, or Combination Annuity Income Options on page 26.

  If you elect a fixed income, your Contract's participation in the investment experience of the Variable Account will cease when the annuity income payments begin.
  If you elect a variable income, annuity income payments will vary in accordance with the investment experience of the Subaccounts you select during the payout period.
  If you elect a combination of fixed and variable income, a portion of your income payment will be fixed, and a portion will vary in accordance with the investment performance of the selected Subaccounts.

On the Annuity Date, the Annuitant becomes the Owner of the Contract.

Death Benefit

In the event that the last surviving Annuitant dies prior to the Annuity Date, we will pay a Death Benefit to the Annuitant's Beneficiary you select. See Death Benefit on page 24. In the event that an Owner dies before the entire value of the Contract is distributed, the remaining value of the Contract must be distributed according to certain specified rules in order for the Contract to qualify as an annuity for tax purposes. See Required Distributions Upon Death on page 25.

Charges

We assess the following charges:

(1) Annual Maintenance Charge. This charge is currently set at $30 per year and is guaranteed not to exceed $50 per year. We deduct this charge from your Contract Value. We currently waive this annual charge if total purchase payments less any withdrawals equal at least $25,000.

(2) Daily Administrative Charge. We also make a daily charge (equivalent to an effective annual rate of 0.05%) against the assets of each variable Subaccount for administrative expenses.

(3) Mortality and Expense Risk Charge. We assess a daily asset charge (equivalent to an effective annual rate of 0.75%) for mortality and expense risks. These daily asset charges are not assessed against amounts allocated to the Guaranteed Account.

Additional Mortality Risk Charge. We offer the Owner the opportunity to elect a Death Benefit Rider at the time of purchase. If the Rider is elected by the Owner, we will deduct a mortality charge once each quarter. The amount of the charge for each quarter will be 0.05% of the Contract Value on the date of the quarterly charge. There will be no charges made once the Annuitant reaches their 85th birthday.

(4) Premium Taxes. Our current practice is generally to deduct any applicable premium taxes from your Contract Value on the Annuity Date or upon payment of proceeds. We reserve the right to deduct premium taxes when we incur such taxes. See Charges on page 23.

(5) Funds' Expenses. The portfolios in the Funds pay monthly management fees and other expenses which are described in the accompanying prospectuses for the Funds.

Free Look Privilege

You may return your Contract for a refund within 30 calendar days after you receive the Contract. We will refund your Contract Value plus any amount deducted from your payment prior to allocation to the variable Subaccounts or the Guaranteed Account. See Free Look Privilege on page 20.

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Important

This summary provides only an overview of the more significant aspects of the Contract. More detailed information is provided in the subsequent sections of this prospectus and in your Contract. The Contract constitutes the entire agreement between you and us and should be retained.

Following are the various investment options available to you under the Contract.

RETIREMENT RESERVES

Guaranteed Account	Company	Variable Account
Guaranteed Interest	Fidelity	Asset Manager Portfolio
Money Market Portfolio
Investment Grade Bond Portfolio
Equity-Income Portfolio
Growth Portfolio
High Income Portfolio
Overseas Portfolio
Index 500 Portfolio
Asset Manager: Growth Portfolio
Contrafund Portfolio
Growth Opportunities Portfolio
Balanced Portfolio
Growth & Income Portfolio
Mid Cap Portfolio
Consumer Industries Portfolio
Cyclical Industries Portfolio
Financial Services Portfolio
Health Care Portfolio
Natural Resources Portfolio
Technology Portfolio
Telecommunications & Utilities Growth Portfolio
	Morgan Stanley	Emerging Markets Debt Portfolio Emerging Markets Equity Portfolio
		Global Value Equity Portfolio*
International Magnum Portfolio
	PBHG	Select 20 Portfolio
Growth II Portfolio
Select Value Portfolio
Small Cap Value Portfolio
Technology & Communications Portfolio
	Strong	Mid Cap Growth Fund II Portfolio
Opportunity Fund II Portfolio
	Credit Suisse Warburg Pincus	International Equity Portfolio
Global Post-Venture Capital Portfolio
Small Company Growth Portfolio

* Formerly known as the Morgan Stanley Global Equity Portfolio.

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FEE TABLE

This information may assist you in understanding the various costs and expenses that a Contract Owner will bear directly or indirectly. It reflects expenses of the Separate Account as well as the Portfolios. The tables below do not reflect any deductions for premium taxes or federal income tax expenses that are determined solely from the amount of premiums received. We currently deduct any applicable premium taxes from your Contract Value on the Annuity Date or when proceeds are paid. We do not currently deduct any federal income tax expense. See Charges on page 23 of the prospectus for additional information.

CONTRACT OWNER EXPENSES (as a percentage of purchase payments)
Sales Charge Imposed on Purchases	0.00%
Maximum Contingent Deferred Sales Charge	0.00%
Surrender Charge	0.00%
Exchange Fee	0.00%
Annual Maintenance ChargeA	$ 30.00
Separate Account Annual Expenses (as a percentage of average account value)
Separate Account Annual Expenses (as a percentage of average account value)
Mortality and Expense Risk Charge	0.75%
Account Fees and Expenses:
Administrative Charge	0.05%
Total Separate Account Annual Expenses	0.80%

A The annual maintenance charge is a single $30 charge on a Contract. We deduct this charge proportionally from the investment options in use at the time of the charge. The annual maintenance charge is currently waived for Contracts with at least $25,000 of accumulated purchase payments less any withdrawals. In the examples, the annual maintenance charge is approximated as a 0.01% annual asset charge based on the experience of the Contracts.

PORTFOLIO ANNUAL EXPENSES

(as a percentage of Portfolio average net assets)

	Management Fees	Other Expenses	Total Annual Expenses (before reimbursement)
FidelityA
Asset Manager	0.53%	0.08%	0.61%
Money Market	0.27%	0.08%	0.35%
Investment Grade Bond	0.43%	0.11%	0.54%
High Income	0.58%	0.10%	0.68%
Equity-Income	0.48%	0.08%	0.56%
Index 500	0.24%	0.09%	0.33%B
Growth	0.57%	0.08%	0.65%
Overseas	0.72%	0.17%	0.89%
Asset Manager: Growth	0.58%	0.11%	0.69%
Contrafund	0.57%	0.09%	0.66%
Growth Opportunities	0.58%	0.10%	0.68%
Balanced	0.43%	0.15%	0.58%
Growth & Income	0.48%	0.10%	0.58%
Mid Cap	0.57%	0.17%	0.74%
Consumer Industries Portfolio*	0.58%	2.39%	2.97%
Cyclical Industries Portfolio*	0.58%	1.35%	1.93%
Financial Services Portfolio*	0.58%	0.32%	0.90%
Health Care Portfolio*	0.58%	0.24%	0.82%
Natural Resources Portfolio*	0.58%	0.66%	1.24%
Technology Portfolio*	0.58%	0.20%	0.78%
Telecommunications & Utilities Growth Portfolio*	0.58%	0.31%	0.89%
Morgan Stanley Asset Management
Emerging Markets Debt	0.80%	0.81%	1.61%C
Emerging Markets Equity	1.25%	0.71%	1.96%C
Global Value Equity	0.80%	0.63%	1.43%C
International Magnum	0.80%	0.68%	1.48%C
PBHG
Select 20	0.85%	0.17%	1.02%D
Growth II	0.85%	0.20%	1.05%D
Select Value	0.65%	0.32%	0.97%D
Small Cap Value	0.99%	0.22%	1.21%D
Technology & Communications	0.85%	0.19%	1.04%D
Strong
Mid Cap Growth Fund II	1.00%	0.16%	1.16%E
Opportunity Fund II	1.00%	0.18%	1.18%E
Credit Suisse Warburg Pincus
International Equity	1.00%	0.31%	1.31%F
Global Post-Venture Capital	1.25%	0.28%	1.53%F
Small Company Growth	0.90%	0.23%	1.13%F

* These Portfolios impose a 1.00% short-term redemption fee on interests held in the corresponding Subaccount for less than 60 days. For more details about the fee, please see "Certain Portfolios Impose a Short-Term Redemption Fee" on page 24.

A A portion of the brokerage commissions that certain Fidelity Funds pay was used to reduce Fund expenses. In addition, certain Fidelity Funds, or FMR on behalf of certain Funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of Fund expenses. With these reductions, the total operating expenses presented in the table would have been 0.55% for Equity-Income Portfolio, 0.64% for Growth Portfolio, 0.87% for Overseas Portfolio, 0.71% for Asset Manager Portfolio, 0.63% for Contrafund Portfolio, 0.68% for Asset Manager: Growth Portfolio, 0.66% for Growth Opportunities Portfolio, 0.56% for Balanced Portfolio, 0.57% for Growth and Income Portfolio, and 0.69% for Mid Cap Portfolio.

B FMR agreed to reimburse a portion of Index 500 Portfolio's expenses during the period. With this reimbursement, the Fund's management fee, other expenses, and total expenses would have been 0.24%, 0.04% and 0.28%, respectively.

C Morgan Stanley Asset Management, with respect to the Portfolios, has voluntarily agreed to waive receipt of its management fees and agreed to reimburse certain expenses of the Portfolio. Morgan Stanley Asset Management may terminate this voluntary waiver and reimbursement at any time at its sole discretion. With waivers and reimbursements, "Management Fee," "Other Expenses" and Total Annual Expense," respectively, would be as follows: Emerging Markets Debt Portfolio (.59%, .81%, 1.40%); Emerging Markets Equity Portfolio (1.09%, .71%, 1.80%); Global Equity Portfolio (.52%, .63%, 1.15%); International Magnum Portfolio (.50%, .68%, 1.18%).

D Pilgrim Baxter & Associates, Ltd. (the "Adviser") has voluntarily agreed to waive or limit its Advisory Fees or assume Other Expenses in an amount that operates to limit Total Operating Expenses of the Portfolios to not more than 1.20% of the average daily net assets of the Growth II, Small Cap Value, Technology & Communications and Select 20 Portfolios and to not more than 1.00% of the average daily net assets of the Select Value Portfolio, through December 31, 2000. In addition, in connection with Old Mutual plc's acquisition of the Adviser's parent company, Old Mutual and the Adviser have agreed to maintain these limits until December 31, 2002. Total Annual Expenses include, but are not limited to, expenses such as investment advisory fees, transfer agent fees and legal fees. Such fee waiver/expense reimbursement arrangements may be modified or terminated at any time after December 31, 2001. With such fee waivers/expense reimbursements the Advisory Fees and estimated Total Operating Expenses for the Small Cap Value Portfolio would be 1.00% and 1.20%. In any fiscal year in which a Portfolio's assets are greater than $75 million and its total annual expenses are less than the foregoing limit, the Portfolio's Board may elect to reimburse the Adviser for any fees it waived or assumed during the previous two fiscal years provided that such reimbursement can be achieved within that limit.

E Strong Capital Management, Inc., the Investment Adviser, has voluntarily agreed to cap the total operating expenses of the Mid Cap Growth Fund II and the Opportunity Fund II at 1.20% and 1.10%, respectively. The Adviser has no current intention to, but may in the future, discontinue or modify any waiver of fees or absorption of expenses at its discretion with appropriate notification to its shareholders. Management Fees, Other Expenses, and Total Annual Expenses for Opportunity II and Mid Cap Growth Fund II are calculated on an annualized basis from the beginning of the fiscal year through the current quarter end. The Adviser for Mid Cap Growth Fund II is absorbing expenses of 0.01%. With these absorptions the expense ratio would have been 1.15%. The Adviser for Opportunity Fund II is absorbing expenses of 0.07%. With these absorptions, the expense ratio would have been 1.11%.

F Management Fees, Other Expenses and Total Annual Expenses for the International Equity, Global Post-Venture Capital and Small Company Growth Portfolios are based on actual expenses for the fiscal year ended December 31, 2000, net any fee waivers or expense reimbursements. With such waivers or reimbursements, Management Fees would have equaled 1.00%, 1.14%, and 0.90%; Other Expenses would have equaled 0.29%, 0.26% and 0.21%; and Total Annual Expenses would have equaled 1.29%, 1.40% and 1.11% for the International Equity, Global Post-Venture Capital, and Small Company Growth Portfolios, respectively. Fee waivers and expense reimbursements or credits may be discontinued at any time.

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EXAMPLES

If you assume that Contract Owner expenses are as shown above, and that each Portfolio's annual return is 5% annually and its operating expenses are just as described above, then for every $1,000 of purchase payments, here's how much you would have paid in total expenses.

RETIREMENT RESERVES Expenses paid on a $1,000 investment, assuming a 5% annual return
	One Year	Three Years	Five Years	Ten Years
Fidelity
Asset Manager	$ 14	$ 45	$ 78	$ 170
Money Market	$ 12	$ 37	$ 64	$ 141
Investment Grade Bond	$ 14	$ 43	$ 74	$ 162
High Income	$ 15	$ 47	$ 81	$ 178
Equity-Income	$ 14	$ 43	$ 75	$ 165
Growth	$ 15	$ 46	$ 80	$ 175
Overseas	$ 17	$ 54	$ 92	$ 201
Index 500	$ 12	$ 36	$ 63	$ 139
Asset Manager: Growth	$ 15	$ 47	$ 82	$ 179
Contrafund	$ 15	$ 46	$ 80	$ 176
Growth Opportunities	$ 15	$ 47	$ 81	$ 178
Balanced	$ 14	$ 44	$ 76	$ 167
Growth & Income	$ 14	$ 44	$ 76	$ 167
Mid Cap	$ 16	$ 49	$ 84	$ 185
Morgan Stanley
Emerging Market Debt	$ 25	$ 75	$ 129	$ 276
Emerging Market Equity	$ 28	$ 86	$ 146	$ 310
Global Value Equity	$ 23	$ 70	$ 120	$ 257
International Magnum	$ 23	$ 72	$ 123	$ 263
PBHG
Growth II	$ 19	$ 58	$ 101	$ 218
Select Value	$ 18	$ 56	$ 96	$ 209
Select 20	$ 19	$ 58	$ 99	$ 215
Small Cap Value	$ 21	$ 63	$ 109	$ 235
Technology & Communications	$ 19	$ 58	$ 100	$ 217
Strong
Mid Cap Growth II	$ 20	$ 62	$ 106	$ 230
Opportunity II	$ 20	$ 62	$ 107	$ 232
Credit Suisse Warburg Pincus
International Equity	$ 22	$ 66	$ 114	$ 245
Global Post-Venture Capital	$ 24	$ 73	$ 125	$ 268
Small Company Growth	$ 20	$ 61	$ 105	$ 226
  The above figures illustrate the combined effect of all current charges. The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.
  The Other Funds' annual expenses and these examples are based on data provided by the Other Funds. The company has no reason to doubt the accuracy or completeness of that data, but the company has not verified the Other Funds' figures. In preparing the Other Funds' expense table and examples above, the company has relied on the figures provided by the Other Funds.

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Facts about Empire Fidelity Investments Life,
the Variable Account, and the Funds

EMPIRE FIDELITY INVESTMENTS LIFE

Empire Fidelity Investments Life is a stock life insurance company that was organized under the laws of the State of New York on May 1, 1991, and commenced operations on June 1, 1992. Empire Fidelity Investments Life is part of Fidelity Investments, a group of companies that provides investment management and other financial services. Empire Fidelity Investments Life is a wholly-owned subsidiary of Fidelity Investments Life Insurance Company. Fidelity Investments Life Insurance Company is a wholly-owned subsidiary of FMR Corp., the parent company of the Fidelity companies. Edward C. Johnson 3d, the Johnson family members, and various key employees of FMR Corp. own the voting common stock of FMR Corp.

THE VARIABLE ACCOUNT

The Empire Fidelity Investments Variable Annuity Account A is a separate investment account of Empire Fidelity Investments Life established pursuant to New York law on July 15, 1991. The Variable Account commenced operations on June 3, 1992. It is used to support the variable annuity contracts described herein, and for other purposes permitted by law. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

We are the legal owner of the assets in the Variable Account. As required by law, however, the assets of the Variable Account are kept separate from our general account assets and from any other separate accounts we may have, and may not be charged with liabilities from any other business we conduct. The assets in the Variable Account will always be at least equal to the reserves and other liabilities of the Variable Account. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all benefits provided under the Contracts.

There are currently thirty-five Subaccounts in the Variable Account. Five Subaccounts invest exclusively in shares of a specific portfolio of Fidelity Variable Insurance Products Fund. Five Subaccounts invest exclusively in shares of a specific portfolio of Fidelity Variable Insurance Products Fund II. Four Subaccounts invest exclusively in shares of a specific portfolio of Fidelity Variable Insurance Products Fund III. Seven Subaccounts invest exclusively in shares of a specific portfolio of Fidelity Variable Insurance Products Fund IV. The other 14 available investment options are offered by four different mutual fund investment advisers.

THE FUNDS

Fidelity:

The Fidelity Funds are Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, and Variable Insurance Products Fund IV. Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III are open-end, diversified management investment companies organized by FMR and each is the type of investment company commonly known as a series mutual fund. Variable Insurance Products Fund IV is also a series mutual fund, but six of its seven portfolios are non-diversified; only its Financial Services Portfolio is diversified.

The investment objectives of the Fidelity Funds are described below. There is, of course, no assurance that any portfolio will meet its investment objective.

Variable Insurance Products Fund

VIP Money Market Portfolio

Investment Objective. Money Market Portfolio seeks as high a level of current income as is consistent with the preservation of capital and liquidity.

Principal Investment Strategies:

  Investing in U.S. dollar-denominated money market securities, including U.S. Government securities and repurchase agreements, and entering into reverse repurchase agreements.
  Investing more than 25% of total assets in the financial services industry.
  Investing in compliance with industry-standard requirements for money market funds for the quality, maturity, and diversification of investments.

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Investor Profile. The fund may be appropriate for investors who would like to earn income at current money market rates while preserving the value of their investment. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

VIP High Income Portfolio

Investment Objective. High Income Portfolio seeks a high level of current income. Growth of capital may also be considered.

Principal Investment Strategies:

  Investing at least 65% of total assets in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities.
  Potentially investing in non-income producing securities, including defaulted securities and common stocks.
  Investing in companies in troubled or uncertain financial condition.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition, industry position, and market and economic conditions to select investments.

Investor Profile. The fund is for long-term, aggressive investors who understand the potential risks and rewards of investing in lower-quality debt, including defaulted securities. Investors must be willing to accept the fund's greater price movements and credit risks.

VIP Equity-Income Portfolio

Investment Objective. Equity-Income Portfolio seeks reasonable income. The fund will consider the potential for capital appreciation. The fund seeks a yield for its shareholders that exceeds the yield on the securities comprising the S&P 500.

Principal Investment Strategies:

  Investing at least 65% of total assets in income-producing equity securities, which tends to lead to investments in large cap "value" stocks.
  Potentially investing in other types of equity securities and debt securities, including lower-quality debt securities.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition, industry position, and market and economic conditions to select investments.

Investor Profile. The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially above-average long-term returns. The fund is designed for those who want some income from equity and bond securities, but also want to be invested in the stock market for its long-term growth potential.

VIP Growth Portfolio

Investment Objective. Growth Portfolio seeks to achieve capital appreciation.

Principal Investment Strategies:

  Investing primarily in common stocks.
  Investing in companies that it believes have above-average growth potential, measured by factors such as earnings or revenue (stocks of these companies are often called "growth stocks").
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition, industry position, and market and economic conditions to select investments.

Investor Profile. The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially above-average long-term returns. The fund is designed for those who want to pursue growth potential, and who understand that this strategy often leads to more volatile investments than the market as a whole.

EVA7

VIP Overseas Portfolio

Investment Objective. Overseas Portfolio seeks long-term growth of capital.

Principal Investment Strategies:

  Investing at least 65% of total assets in foreign securities.
  Investing primarily in common stocks.
  Allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole.
  Using fundamental analysis of each issuer's financial condition, industry position, and market and economic conditions to select investments.

Investor Profile and Risk:

  Overseas Portfolio provides a means for investors to diversify their own portfolios by participating in companies and economies outside of the United States. By including international investments in your portfolio, you can achieve additional diversification and participate in growth opportunities around the world.
  It is important to note that investments in foreign securities involve risks in addition to those of U.S. investments. In addition to general risks, international investing involves different or increased risks. The performance of international funds depends upon currency values, the political and regulatory environment, and overall economic factors in the countries in which the fund invests.

Variable Insurance Products Fund II

VIP II Asset Manager Portfolio

Investment Objective. Asset Manager Portfolio seeks high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.

Principal Investment Strategies:

  Allocating the fund's assets among stocks, bonds, and short-term and money market instruments.
  Maintaining a neutral mix over time of 50% of assets in stocks, 40% of assets in bonds, and 10% of assets in short-term and money market instruments.
  Adjusting allocation among asset classes gradually within the following ranges: stock class (30% - 70%), bond class (20% - 60%), and short-term/money market class (0% - 50%).
  Investing in domestic and foreign issuers.
  Analyzing an issuer using fundamental and/or quantitative factors and evaluating each security's current price relative to estimated long-term value in selecting investments.

Investor Profile. The fund may be appropriate for investors who want to diversify among stocks, bonds, short-term instruments, and other types of securities. The fund's assets may also be invested in other instruments that do not fall within these classes.

VIP II Investment Grade Bond Portfolio

Investment Objective. Investment Grade Bond Portfolio seeks as high a level of current income as is consistent with the preservation of capital.

Principal Investment Strategies:

  Investing in U.S. dollar-denominated investment-grade bonds.
  Managing the fund to have similar overall interest rate risk to the Lehman Brothers Aggregate Bond Index.
  Allocating assets across different market sectors and maturities.
  Analyzing a security's structural features, current pricing and trading opportunities, and the credit quality of its issuer in selecting investments.

Investor Profile. The fund may be appropriate for investors who want the potential for high current income from a portfolio of investment-grade debt securities. The fund's level of risk and potential reward depend on the quality and maturity of its investments, and has overall interest rate risk similar to the index.

VIP II Index 500 Portfolio

Investment Objective. Index 500 Portfolio seeks investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States, as represented by the S&P 500, while keeping transaction costs and other expenses low.

EVA7

Principal Investment Strategies:

Bankers Trust Company's ("BT," a New York banking corporation serving as sub-adviser and custodian for VIP II Index 500) principal investment strategies include:

  Investing at least 80% of assets in common stocks included in the S&P 500.
  Lending securities to earn income for the fund.
  Because the fund seeks to track, rather than beat, the performance of the S&P 500, it is not managed in the same manner as other funds. The fund is managed by FMR, which handles its business affairs. BT, Index 500 Portfolio's sub-adviser, chooses the fund's investments. FMR supervises the sub-adviser and, in conjunction with the Board of Trustees, reviews the sub-adviser's performance of its duties. BT also acts as Index 500 Portfolio's custodian.

Investor Profile. The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially above-average long-term returns in relation to the S&P 500.

VIP II Asset Manager: Growth Portfolio

Investment Objective. Asset Manager: Growth Portfolio seeks to maximize total return over the long term by allocating its assets among stocks, bonds, short-term instruments, and other investments.

Principal Investment Strategies:

  Allocating the fund's assets among stocks, bonds, and short-term and money market instruments.
  Maintaining a neutral mix over time of 70% of assets in stocks, 25% of assets in bonds, and 5% of assets in short-term and money market instruments.
  Adjusting allocation among asset classes gradually within the following ranges: stock class (50% - 100%), bond class (0% - 50%), and short-term/money market class (0% - 50%).
  Investing in domestic and foreign issuers.
  Analyzing an issuer using fundamental and/or quantitative factors and evaluating each security's current price relative to estimated long-term value in selecting investments.

Investor Profile. The fund may be appropriate for investors who want to diversify among domestic and foreign stocks, bonds, short-term instruments, and other types of securities. The fund, while spreading its assets among all three asset classes, uses a more aggressive approach by focusing on stocks for a higher potential return. The value of each fund's investments and the income they generate will vary.

VIP II Contrafund Portfolio

Investment Objective. Contrafund Portfolio seeks long-term capital appreciation.

Principal Investment Strategies:

  Investing primarily in common stocks.
  Investing in securities of companies whose value it believes is not fully recognized by the public.
  Investing in domestic and foreign issuers.
  Investing in either "growth" stocks or "value" stocks or both.
  Using fundamental analysis of each issuer's financial condition, industry position, and market and economic conditions to select investments.

Investor Profile. The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially above-average long-term returns.

Variable Insurance Products Fund III

VIP III Growth & Income Portfolio

Investment Objective. Growth & Income Portfolio seeks high total return through a combination of current income and capital appreciation.

Principal Investment Strategies:

  Investing a majority of assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation.

EVA7

  Potentially investing in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.
  Investing in domestic and foreign issuers.
  Investing in either "growth" stocks or "value" stocks or both.
  Using fundamental analysis of each issuer's financial condition and industry position, and market and economic conditions to select investments.

Investor Profile. The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for those who seek a combination of growth and income from equity and some bond investments.

VIP III Growth Opportunities Portfolio

Investment Objective. Growth Opportunities Portfolio seeks to provide capital growth.

Principal Investment Strategies:

  Investing primarily in common stocks.
  Potentially investing in other types of securities, including bonds which may be lower-quality debt securities. These securities can be more volatile due to increased sensitivity to interest rate increases and adverse issuer, political, regulatory, market or economic developments.
  Investing in domestic and foreign issuers.
  Investing in either "growth" stocks or "value" stocks or both. The value of the fund's investments will vary and can decline in response to adverse issuer, political, regulatory, market or economic developments.
  Using fundamental analysis of each issuer's financial condition and industry position, and market and economic conditions to select investments.

Investor Profile. The fund may be appropriate for investors seeking growth of capital. The investment philosophy is not constrained by any particular investment style.

VIP III Balanced Portfolio

Investment Objective. Balanced Portfolio seeks both income and growth of capital.

Principal Investment Strategies:

  Investing approximately 60% of assets in stocks and other equity securities and the remainder in bonds and other debt securities, including lower-quality debt securities when its outlook is neutral.
  Investing at least 25% of total assets in fixed-income senior securities (including debt securities and preferred stock).
  Investing in domestic and foreign issuers.
  With respect to equity investments, emphasizing above-average income-producing equity securities, which tends to lead to investments in stocks that have more "value" characteristics than "growth" characteristics.
  Analyzing a security's issuer using fundamental factors and evaluating each security's current price relative to estimated long-term value in selecting investments. The value of the fund's investments will vary from day to day, and can decline in response to interest rate increases, adverse issuer, political, regulatory, or economic developments.

Investor Profile. The fund may be appropriate for investors who seek a balance between stocks and bonds. The fund may invest its assets in securities of foreign issuers in addition to domestic issuers.

EVA7

VIP III Mid Cap Portfolio

Investment Objective. Mid Cap Portfolio seeks long-term growth of capital.

Principal Investment Strategies:

  Investing primarily in common stocks.
  Investing at least 65% of total assets in securities of companies with medium market capitalizations (those with market capitalizations similar to companies in the S&P MidCap 400).
  Potentially investing in companies with smaller or larger market capitalizations.
  Investing in domestic and foreign issuers.
  Investing in either "growth" or "value" stocks or both.
  Using fundamental analysis of each issuer's financial condition, industry position, and market and economic conditions to select investments.

Investor Profile. The fund may be appropriate for investors seeking long-term growth of capital through equity securities, including growth or value stocks, or a combination of both.

Variable Insurance Products Fund IV

VIP IV Consumer Industries Portfolio

Investment Objective: Consumer Industries Portfolio seeks capital appreciation.

Principal Investment Strategies:

  Investing primarily in common stocks.
  Investing at least 80% of assets in securities of companies principally engaged in the manufacture and distribution of goods and services to consumers both domestically and internationally.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition, industry position, and market and economic conditions to select investments.

Investor profile: The fund may be appropriate for investors seeking capital appreciation through equity securities concentrated in specific industries. This fund is considered non diversified and could incur significantly greater risk than a diversified fund.

VIP IV Cyclical Industries Portfolio

Investment Objective: Cyclical Industries Portfolio seeks capital appreciation.

Principal Investment Strategies:

  Investing primarily in common stocks.
  Investing at least 80% of assets in securities of companies principally engaged in the research, development, manufacture, distribution, supply, or sale of materials, equipment, products, or services related to cyclical industries.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition, industry position, and market and economic conditions to select investments.

Investor profile: The fund may be appropriate for investors seeking capital appreciation through equity securities concentrated in specific industries. This fund is considered non diversified and could incur significantly greater risk than a diversified fund.

VIP IV Financial Services Portfolio

Investment Objective: Financial Services Portfolio seeks capital appreciation.

Principal Investment Strategies:

  Investing primarily in common stocks.
  Investing at least 80% of assets in securities of companies engaged in providing financial services to consumers and the industry.
  Investing in domestic and foreign issuers.

EVA7

  Using fundamental analysis of each issuer's financial condition, industry position, and market and economic conditions to select investments.

Investor profile: The fund may be appropriate for investors seeking capital appreciation through equity securities concentrated in specific industries.

VIP IV Health Care Portfolio

Investment Objective: Health Care Portfolio seeks capital appreciation.

Principal Investment Strategies:

  Investing primarily in common stocks.
  Investing at least 80% of assets in securities of companies principally engaged in design, manufacture, or sale of products or services used for or in connection with health care or medicine.Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition, industry position, and market and economic conditions to select investments.

Investor profile: The fund may be appropriate for investors seeking capital appreciation through equity securities concentrated in specific industries. This fund is considered non diversified and could incur significantly greater risk than a diversified fund.

VIP IV Natural Resources Portfolio

Investment Objective: Natural Resources Portfolio seeks capital appreciation.

Principal Investment Strategies:

  Investing primarily in common stocks and certain precious metals.
  Investing primarily in companies that own or develop natural resources, or supply goods and services to such companies.
  Investing at least 80% of assets in securities of companies principally engaged in owning or developing natural resources, or supplying goods and services to such companies, and in precious metals.Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition, industry position, and market and economic conditions to select investments.

Investor profile: The fund may be appropriate for investors seeking capital appreciation through equity securities concentrated in specific industries. This fund is considered non diversified and could incur significantly greater risk than a diversified fund.

VIP IV Technology Portfolio

Investment Objective: Technology Portfolio seeks capital appreciation.

Principal Investment Strategies:

  Investing primarily in common stocks.
  Investing at least 80% of assets in securities of companies principally engaged in offering, using, or developing products, processes, or services that will provide or will benefit significantly from technological advances and improvements.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition, industry position, and market and economic conditions to select investments.

Investor profile: The fund may be appropriate for investors seeking capital appreciation through equity securities concentrated in specific industries. This fund is considered non diversified and could incur significantly greater risk than a diversified fund.

VIP IV Telecommunications & Utilities Growth Portfolio

Investment Objective: Telecommunications & Utilities Growth Portfolio seeks capital appreciation.

Principal Investment Strategies:

  Investing primarily in common stocks.
  Investing at least 80% of assets in securities of companies principally engaged in the utilities industry and companies deriving a majority of their revenues from their utility operations.
  Investing in domestic and foreign issuers.

EVA7

  Using fundamental analysis of each issuer's financial condition, industry position, and market and economic conditions to select investments.

Investor profile: The fund may be appropriate for investors seeking capital appreciation through equity securities concentrated in specific industries. This fund is considered non diversified and could incur significantly greater risk than a diversified fund.

Morgan Stanley Asset Management

Emerging Markets Debt Portfolio

Objective and Strategy

  The Portfolio seeks high total return by investing primarily in Fixed Income Securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.
  Approach. Morgan Stanley Asset Management seeks high total return by investing in a portfolio of emerging market debt that offers low correlation to many other asset classes. Using macroeconomic and fundamental analysis, Morgan Stanley Asset Management seeks to identify developing countries that are undervalued and have attractive or improving fundamentals. After the country allocation is determined, the sector and security selection is made within each country.
  Process. Morgan Stanley Asset Management's global allocation team analyzes the global economic environment and its impact on emerging markets. Morgan Stanley Asset Management focuses on investing in countries that show signs of positive fundamental change. This analysis considers macroeconomic factors, such as GDP growth, inflation, monetary policy, fiscal policy and interest rates and sociopolitical factors such as political risk, leadership, social stability, and commitment to reform. In selecting securities, Morgan Stanley Asset Management first examines yield curves with respect to a country and then considers instrument-specific criteria, including: (1) spread duration; (2) real interest rates; and (3) liquidity. The Portfolio's holdings may range in maturity from overnight to 30 years or more and will not be subject to any minimum credit rating standard. Morgan Stanley Asset Management may, when or if available, use hedging strategies, including the use of derivatives to protect the Portfolio from overvalued currencies or to take advantage of undervalued currencies.

Emerging Markets Equity Portfolio

Objective and Strategy

  The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented Equity Securities of issuers in emerging market countries.
  Approach. Morgan Stanley Asset Management's investment approach combines top-down country allocation with bottom-up stock selection. Investment selection criteria includes attractive growth characteristics, reasonable valuations and management with strong shareholder value orientation.
  Process. Morgan Stanley Asset Management's global allocation team analyzes the global economic environment, particularly its impact on emerging markets and allocates the Portfolio's assets among emerging markets based on relative economic, political, and social fundamentals, stock valuations and investor sentiment. Morgan Stanley Asset Management invests within countries based on the work of country specialists who conduct extensive fundamental analysis of issuers within these markets and seek to identify issuers with strong earnings growth prospects. To manage risk, Morgan Stanley Asset Management emphasizes thorough macroeconomic and fundamental research.

Global Value Equity Portfolio

Objective and Strategy

  The Portfolio seeks long-term capital appreciation by investing primarily in Equity Securities of issuers throughout the world, including U.S. issuers.
  Approach. Morgan Stanley Asset Management seeks to maintain a diversified portfolio of global equity securities based on individual stock selection. Morgan Stanley Asset Management emphasizes a bottom-up approach to investing that seeks to identify securities of undervalued issuers.
  Process. Morgan Stanley Asset Management selects securities for investment from a universe of eligible issuers consisting of approximately 3,200 companies in the Morgan Stanley Capital International (MSCI) World Index. Morgan Stanley Asset Management expects to invest at least 20% of the Portfolio's total assets in the common stocks of U.S. issuers. The investment process is value driven and based on individual stock selection. Morgan Stanley Asset Management considers value criteria with an emphasis on cash flow and the intrinsic value of company assets. Securities which appear undervalued according to these criteria are then subjected to in-depth fundamental analysis. Morgan Stanley Asset Management conducts a thorough investigation of the issuer's balance sheet, cash flow and income statement and assesses the company's business franchise, including product, competitiveness, market positioning, and industry structure. Meetings with senior company management are integral to the investment process.

EVA7

International Magnum Portfolio

Objective and Strategy

  The Portfolio seeks long-term capital appreciation by investing primarily in Equity Securities of non-U.S. issuers domiciled in EAFE countries.
  Approach. Morgan Stanley Asset Management seeks to achieve superior long-term returns by creating a diversified portfolio of undervalued international equity securities. To achieve this goal, Morgan Stanley Asset Management uses a combination of strategic geographic asset allocation and fundamental, value oriented stock selection.
  Process. The Portfolio is managed using a two-part process combining the expertise of investment teams based in New York, London, Tokyo, and Singapore. The New York-based portfolio management team decides upon the appropriate allocation of the Portfolio's assets among Europe, Japan and developed Asia, including Australia and New Zealand. Regional allocation decisions are based on a variety of factors, including relative valuations, earnings expectations, macroeconomic factors, as well as input from the regional stock selection teams and from the Morgan Stanley Asset Management's Asset Allocation Committee, which is made up of several of the Morgan Stanley Asset Management's most senior investment officers. Once the allocations to Europe, Asia, and Japan have been determined, three overseas investment teams in London (for European stocks), Tokyo (for Japanese stocks) and Singapore (for Asian stocks) decide which stocks to purchase for their respective geographic regions. The regional portfolio management teams look for stocks that they believe to be undervalued by the market. The regional specialists analyze each company's finances, products and management, typically meeting with each company's management, before a stock is purchased for the Portfolio. The Portfolio invests primarily in countries comprising the MSCI Europe, Australasia, Far East (EAFE) Index (the "EAFE Index"). EAFE countries include Japan, most nations in Western Europe, and the more developed nations of Asia, such as Australia, New Zealand, Hong Kong, and Singapore. However, the Portfolio also may invest up to 5% of its assets in countries not included in the EAFE Index.

PBHG

Select 20 Portfolio

Objective and Strategy

  The Select 20 Portfolio, seeks long-term growth of capital.
  Under normal market conditions, the Portfolio, a non-diversified fund, will invest at least 65% of its total assets in growth securities of (no more than 20 stocks) large capitalization companies that, in Pilgrim Baxter & Associates, Ltd.'s (the "Adviser") opinion, have strong business momentum, earnings growth and capital appreciation potential. These companies will generally have market capitalization in excess of $1 billion.
  The growth securities in the Portfolio are primarily common stocks, but may also include other equity securities such as preferred stocks, warrants and rights to purchase common stocks, and convertible securities.
  The Portfolio is non-diversified, which means its performance is dependent upon the securities of a smaller number of companies. As a result, the impact of a single change in value (positive or negative) of a single holding may be magnified.

Growth II Portfolio

Objective and Strategy

  The Portfolio seeks capital appreciation.
  Under normal market conditions, the Portfolio will invest at least 65% of its total assets in growth securities of small and medium sized companies that, in the Adviser's opinion, have strong business momentum, earnings growth and capital appreciation potential. These companies will generally have market capitalizations or annual revenues between $500 million and $10 billion.
  The growth securities in the Portfolio are primarily common stocks, but may also include other equity securities such as preferred stocks, warrants and rights to purchase common stocks, and convertible securities.
  The Portfolio emphasizes small and medium sized growth companies, so it may be more volatile than the stock market in general, as measured by the S&P 500.

Select Value Portfolio (previously called Large Cap Value Portfolio)

Objective and Strategy

  The Portfolio seeks long-term growth of capital and income. Current income is a secondary objective.
  Under normal market conditions, the Portfolio will invest at least 65% of its total assets in value securities of no more than 30 large capitalization companies that, in the opinion of the Adviser and Pilgrim Baxter Value Investors, Inc. (the "Sub-Adviser"), are currently underpriced using certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power.

EVA7

  The value securities in the Portfolio are primarily common stocks, but may also include other equity securities such as preferred stocks warrants and rights to purchase common stocks and convertible securities. The Portfolio holds a limited number of stocks and the impact of the change in value (positive or negative) of a single holding may be magnified.

Small Cap Value Portfolio

Objective and Strategy

  The Portfolio seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk.
  Under normal market conditions, the Portfolio will invest at least 65% of its total assets in value securities of companies whose market capitalizations are within the range of the Russell 2000 index, dividend income potential and earnings income.
  The value securities in the Portfolio are primarily common stocks that, in the opinion of the Adviser and the Sub-Adviser, are currently underpriced using certain financial measurements, such as their price-to-earnings ratios, but may also include other equity securities such as preferred stocks, warrants and rights to purchase common stocks and convertible securities.
  The Portfolio's sector weightings are generally within 10% of the Russell 2000's sector weightings. In addition, the Portfolio generally has lower price-to-earnings and price-to-book value ratios than the Russell 2000.
  The Portfolio emphasizes value securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index.

Technology & Communications Portfolio

Objective and Strategy

  The Portfolio seeks long-term growth of capital. Current income is incidental to the Portfolio's objective.
  Under normal market conditions, the Portfolio a non-diversified fund will invest at least 65% of its total assets in common stock of companies doing business in the technology and communications sectors of the market. The Portfolio is concentrated which means it will invest 25% or more of its total assets in groups of industries within these sectors. These industries may include computer software and hardware, network and cable broadcasting, semiconductors, defense and data storage and retrieval, and biotechnology.
  The Portfolio invests in companies that may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge developments.
  The Portfolio's holdings may range from smaller companies developing new technologies or pursuing scientific breakthroughs to large, blue chip firms with established track records in developing, using or marketing scientific advances.
  The Portfolio is non-diversified, which means its performance is dependent on the securities of a smaller number or companies. As a result, the impact of a change in value (positive or negative) of a single holding may be magnified.
  Securities of technology and communications companies are strongly affected by worldwide scientific and technological developments and governmental laws, regulations policies and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technology and communications issues.

Strong

Mid Cap Growth Fund II

Objective and Strategy

  Mid Cap Growth Fund II seeks capital growth through investments in mid-sized companies.
  The Fund generally will invest in mid-size companies with superior earnings, dividend, and revenue growth.
  The Adviser uses broad themes to target investing opportunities in sectors and industries. These themes often revolve around changes in technology, demographics, or the sociopolitical environment. Individual stocks of companies with visionary leadership and innovative new products, markets, or technologies that should outperform the market over time are selected for the fund.
  Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities, including (a) common stocks, (b) preferred stocks, and (c) securities that are convertible into common or preferred stocks, such as warrants and convertible bonds.
  While the emphasis of the Fund is clearly on equity securities, the Fund may invest a limited portion of its assets in debt obligations when the Adviser perceives that they are more attractive than stocks on a long-term basis.

EVA7

  The Fund may invest up to 35% of its total assets in debt obligations, including intermediate to long-term corporate or U.S. government debt securities. Although the debt obligations in which it invests will be primarily investment grade, the Fund may invest up to 5% of its net assets in non-investment grade debt obligations.
  When the Adviser determines that market conditions warrant a temporary defensive position, the Fund may invest without limitation in cash and short-term fixed-income securities.
  The Fund may invest up to 25% of its assets in foreign securities, including both direct investments and investments made through depository receipts.

Opportunity Fund II

Objective and Strategy

  Opportunity Fund II seeks capital growth.
  The Fund invests primarily in equity securities and currently emphasizes investments in medium-sized companies.
  The Adviser's research focuses on finding areas of the market where stocks are underfollowed and undervalued. These stocks tend to have low institutional ownership, low analyst coverage and are often in sectors of the market that are "quiet" or out-of-favor.
  The Adviser uses a proprietary method and intensive research to determine the private market value of a stock, the value a rational investor would pay for the entire company. The private market value tends to be less volatile than the stock price and is a useful tool in finding undervalued stocks.
  The Fund will invest at least 70% of its total assets in equity securities, including (a) common stocks, (b) preferred stocks, and (c) securities that are convertible into common or preferred stocks, such as warrants and convertible bonds.
  Under normal market conditions, the Fund expects to be fully invested in equities.
  The Fund may, however, invest up to 30% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. government debt securities. Although the debt obligations in which it invests will be primarily investment grade, the Fund may invest up to 5% of its net assets in non-investment grade debt obligations.
  When the Adviser determines that market conditions warrant a temporary defensive position, it may use that allowance to invest up to 30% of its net assets in cash and short-term fixed-income securities.
  The Fund may invest up to 25% of its assets in foreign securities, including both direct investments and investments made through depository receipts.
  The Fund's investments are therefore likely to consist, in part, of securities in small- and medium-sized companies. Many of these companies may have successfully emerged from the start-up phase and have potential for future growth. Because of their longer track records and more seasoned management, they generally pose less investment uncertainty than do the smallest companies. In general smaller-capitalization companies often involve greater risks than investments in established companies.

Credit Suisse Warburg Pincus

International Equity Portfolio

Objective and Strategy

  The Portfolio seeks long-term capital appreciation by investing in equity securities of companies located or conducting a majority of their business outside the United States.
  The Portfolio intends to invest substantially all of its assets in common stocks and securities convertible into or exchangeable for common stocks and under normal market conditions, will invest 65% of assets in equity securities of issuers from at least three foreign countries.
  The Portfolio intends to diversify its investments across securities of issuers located in a number of foreign countries although at times it may invest a significant part of its assets in a single country.
  Although the Portfolio emphasized developed countries, it may also invest in emerging markets.
  In choosing equity securities, the Portfolio managers look for companies of any size whose securities appear to be discounted relative to earnings, assets, or projected growth. The Portfolio managers determine value based on research and analysis, taking all relevant factors into account.

Risks: The Portfolio's principal risk factors are market risk and foreign securities. Because the Portfolio invests internationally, it carries additional risks, including currency, information, and political risks.

EVA7

Global Post-Venture Capital Portfolio (previously called Post-Venture Capital Portfolio)

Objective and Strategy

  The Portfolio seeks long-term growth of capital by investing in equity securities of U.S. and foreign companies considered to be in their post-venture capital stages of development.
  Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities of "post-venture capital companies." A post venture capital company is a company that has received venture capital financing either (a) during the early stages of the company's existence or the early stages of the development of a new product or service or (b) as part of a restructuring or recapitalization of the company. In addition, the investment of venture capital financing, distribution of such company's securities to venture capital investors, or initial public offering ("IPO"), will have occurred within ten years prior to the Portfolio's purchase of the company's securities.
  The Portfolio will invest in at least three countries, including the U.S.
  Up to 10% of the Portfolio's assets may be invested in private equity portfolios that invest in venture capital companies.

Risks: The Portfolio's principal risk factors are market risk, foreign securities, start-up and other small companies and special situation companies. Because the Portfolio invests internationally, it carries additional risks, including currency, information and political risks. Investing in start-up and other small companies may expose the portfolio to increased market liquidity and information risks. Post-venture capital companies are often involved in "special situations." Securities of special-situation companies may decline in value and hurt the Portfolio's performance if the anticipated benefits of the special situation do not materialize. The Portfolio employs aggressive strategies and may not be appropriate for all investors.

Small Company Growth Portfolio

Objective and Strategy

  The Portfolio seeks capital growth by investing in equity securities of small U.S. growth companies.
  The Portfolio considers a "small" company to be one that has a market capitalization, measured at the time the Portfolio purchases a security of that company, within the range of capitalizations of companies represented in the Russell 2000 Index. As of December 31, 2000, the Russell 2000 Index included companies with market capitalizations between $4 million and $6.1 billion. Companies that outgrowth the definition of small company after the Portfolio has purchased its securities continue to be considered small for purposes of the Portfolio's allocation to small company equities.
  In seeking to identify growth companies, companies with attractive capital-growth potential, the Portfolio managers often look for companies 91) still in the development stage, (2) older companies that appear to be entering a new stage of growth, or (3) companies providing products or services with a high unit-volume growth rate.
  The Portfolio may also invest in securities of emerging-growth companies, small- or medium-sized companies that have passed their start up phase, show positive earnings and offer the potential for decelerated earnings growth. Emerging growth companies generally stand to benefit from new products or services, technological developments, changes in management or other factors.

Risk: The Portfolio's principal risk factors are market risk, start-up and other small companies, special-situation companies and non-diversified status. Investing in start-up and other small companies may expose the portfolio to increased market liquidity and information risks. Small companies and emerging growth companies are often involved in "special situations." Securities of special situation companies may decline in value and hurt the Portfolio's performance if the anticipated benefits of the special situation do not materialize. The Portfolio is non-diversified and may invest a greater proportion of its assets in the securities of a smaller number of issuers. Non-diversification might cause the Portfolio to be more volatile than a diversified portfolio.

Funds' Availability to Separate Accounts

Shares of the Funds may also be sold to a variable life separate account of Empire Fidelity Investments Life and to variable annuity and variable life separate accounts of other affiliated and unaffiliated insurance companies. For a discussion of the possible consequences associated with having the Funds available to such other separate accounts, see Resolving Material Conflicts on page 33.

The Investment Advisers

Fidelity

The investment Adviser for the Fidelity Funds is Fidelity Management & Research Company, a registered adviser under the investment Advisers Act of 1940. Fidelity Management & Research Company (FMR) is the original Fidelity company and was founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. It maintains a large staff of experienced investment personnel and a full complement of related support facilities. As of February 28, 2001, FMR managed over $770 billion in assets. The portfolios of the Fidelity Funds, as part of their operating expenses, pay an investment management fee to FMR. These fees are part of the Fidelity Funds' expenses. See the prospectuses for the Fidelity Funds for discussions of the Fidelity Funds' expenses. Fidelity Investments Money Management, Inc., a subsidiary of FMR, chooses certain investments for some of the Fidelity Funds. FMR Co., Inc., which serves as sub-adviser of FMR, chooses certain investments for the Fidelity Funds. Foreign affiliates of FMR may help choose investments for some of the Fidelity Funds. BT is a wholly-owned subsidiary of Bankers Trust Corporation. BT currently serves as sub-adviser and custodian for the Index 500 Portfolio.

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Morgan Stanley Asset Management

On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management. The investment Adviser for The Universal Institutional Funds, Inc. is Morgan Stanley Asset Management, which is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., which is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley Asset Management, a registered Investment Adviser under the Investment Advisers Act of 1940, as amended, serves as investment Adviser to numerous open-end and closed-end investment companies, as well as to employee benefit plans, endowment funds, foundations and other institutional investors. Morgan Stanley Asset Management's principal business office is located at 1221 Avenue of the Americas, New York, New York 10020.

PBHG

The investment adviser for PBHG Insurance Series Fund is Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter"), a professional investment management firm and registered investment adviser that, along with its predecessors, has been in business since 1982. The sole shareholder of Pilgrim Baxter is United Asset Management Corporation ("UAM"). Prior to September 26, 2000, UAM was a New York Stock Exchange listed holding company. UAM's principal offices are located at One International Place, Boston, Massachusetts 02110. On September 26, 2000, Old Mutual plc ("Old Mutual") acquired UAM through a tender offer and merger. As a result, Old Mutual became the ultimate parent company of Pilgrim Baxter. Old Mutual is an international financial services group based in London, with operations in life assurance, asset management, banking and general insurance. Old Mutual's principal offices are located at 3rd Floor, Lansdowne House, 57 Berkely Square, London, WIX 50H, United Kingdom. The principal business address of the Adviser is 1400 Liberty Ridge Drive, Wayne, PA 19087. Pilgrim Baxter Value Investors, Inc., the Sub-Adviser, is a wholly owned subsidiary of Pilgrim Baxter and is a registered investment adviser that was formed in 1940. As with the Adviser, the ultimate parent company of the Sub-Adviser is Old Mutual. The principal business address of the Sub-Adviser is 1400 Liberty Ridge Drive, Wayne, PA 19087.

Strong

The investment Adviser for the Strong Funds is Strong Capital Management, Inc. The Adviser began conducting business in 1974. Since then, its principal business has been providing continuous investment supervision for individuals and institutional accounts, such as pension funds and profit-sharing plans, as well as mutual funds, several of which are funding vehicles for variable insurance products. The Adviser's principal mailing address is P.O. Box 2936, Milwaukee, Wisconsin 53201. Mr. Richard S. Strong, the Chairman of the Board of the Fund, is the controlling shareholder of the Adviser.

Credit Suisse Warburg Pincus

The investment Adviser for the Credit Suisse Warburg Pincus Trust is Credit Suisse Asset Management, LLC. Credit Suisse Asset Management, LLC is a member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse Group, one of the world's leading banks. Credit Suisse Asset Management manages approximately $93 billion in the U.S. and $298 billion globally.

Important

You will find more complete information about the Funds, including the risks associated with each portfolio, in their respective prospectuses. You should read them in conjunction with this prospectus.

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Facts about the Contract

PURCHASE OF A CONTRACT

We offer the Contracts only in states in which we have obtained the necessary approval. The Contracts are available on (1) a non-qualified basis ("Non-qualified Contracts"), and (2) as Individual Retirement Annuities ("IRAs") that qualify for special federal income tax treatment ("Qualified Contracts").

  Generally, you may purchase a Qualified Contract only in connection with a "rollover" of funds from a qualified plan, tax sheltered annuity, or IRA. To purchase a Qualified Contract you must make a purchase payment of at least $10,000 and complete an application form. There are other restrictive provisions limiting the timing and amount of payments to and distributions from the Qualified Contract. See Tax Considerations on page 28.
  To purchase a Non-qualified Contract, you must make a purchase payment of at least $2,500 and complete an application form. The proposed Annuitant must be no older than 80 years old (for Contracts purchased through a 1035 exchange, the Annuitant must be no older than 85 years old).
  Application and Initial Purchase Payments

If we can accept your application and initial purchase payment in the form received, we will apply the payment to the purchase of a Contract within two business days after receipt at the Annuity Service Center. The date that we credit the payment and issue your Contract is called the Contract Date.

If we receive an incomplete application, we will request the information necessary to complete the application. Once we receive the completed application, we will apply the initial payment to the purchase of a Contract within two business days. If the application remains incomplete for five business days, we will return your payment unless we obtain your specific permission to retain the payment pending completion of the application.

  Additional Payments to Contracts

You may add money to a Non-qualified Contract during the life of the Annuitant and before the Annuity Date. The smallest such payment we will accept is generally $250.

You may make additional payments to a Qualified Contract of additional rollover contributions from a qualified plan, tax sheltered annuity, or IRA. See Tax Considerations on page 28. The smallest such payment we will accept is generally $2,500.

You may make a telephone request to add an additional payment to the Contract from either your Fidelity Mutual Fund or Brokerage "Core" Account. Additional payment requests by telephone are currently limited to transfers coming from identical registrations.

We will credit net purchase payments allocated to the variable Subaccounts to your Contract based on the next computed value of an Accumulation Unit following receipt of your payment at the Annuity Service Center. See Accumulation Units on page 22. We will credit net purchase payments allocated to the Guaranteed Account to your Contract as of the date the payment is received at our Annuity Service Center. See The Guaranteed Account on page 27.

We may limit the maximum amount of initial or subsequent payments that we will accept.

FREE LOOK PRIVILEGE

You may return your Contract for a refund within 30 calendar days after you receive it (the "free look period"). If your free look period ends on a non-business day, the next business day will be used. If you choose not to retain your Contract, return it to our Annuity Service Center or any authorized representative of Empire Fidelity Investments Life within the free look period. We will cancel the Contract and refund promptly your Contract Value plus any amount deducted from your payment prior to allocation to the variable Subaccounts or the Guaranteed Account. If you are replacing an existing insurance product with the Contract and you choose not to retain your Contract, it is considered a surrender and any gain since you first purchased your original Contract is taxable. When you are replacing an existing insurance product with the Contract, we will extend the free look period to 60 calendar days.

For further information on the Free Look Privilege, please see Signature Guarantee on page 23.

INVESTMENT ALLOCATION OF YOUR PURCHASE PAYMENTS

We will direct the portion of your net purchase payment allocated to the Variable Account in the variable Subaccounts according to the instructions on your application, based on the next computed respective Accumulation Unit Values of the Subaccounts following receipt of your payment at the Annuity Service Center. If you elect to invest in a particular investment option, you must allocate at least 10% of your purchase payment to that option. All percentage allocations must be in whole numbers.

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On the date we receive your payment at the Annuity Service Center, we will credit the portion of your net purchase payments allocated to the Guaranteed Account. Prior to the Annuity Date, you generally may not allocate more than $100,000 (including transfers) to the Guaranteed Account during any one Contract Year. We reserve the right to limit amounts allocated (including transfers) to the Guaranteed Account to $50,000 per Contract Year. If your future payment allocation instructions are incomplete (e.g. unclear or percentages do not equal 100%), your payments will be allocated to the VIP Money Market Portfolio until we receive your complete instructions. In these cases, we will not be responsible for the results of unit value changes or lost market opportunity. You should verify the accuracy of your confirmation statements immediately after you receive them and notify the Annuity Service Center promptly of any discrepancies as we will not be responsible for resulting losses due to unit value changes after 10 calendar days from the mailing of the report.

TRADING AMONG VARIABLE SUBACCOUNTS

You may currently exchange amounts among the variable Subaccounts before the Annuity Date as often as you wish without charge. However, excessive exchange activity can disrupt portfolio management strategy and increase portfolio expenses, which are borne by all Contract Owners participating in the portfolio regardless of their exchange activity. Therefore, we reserve the right to limit the number of exchanges permitted, but not to fewer than six per Contract Year. Empire Fidelity Investments Life also reserves the right to charge no more than $15 for each exchange in excess of six per Contract Year. Currently there is no such charge. In addition, we may impose a fee in connection with exchanges from certain Subaccounts. For further information, please see Certain Portfolios Impose A Short Term Redemption Fee on page 24.

The request may be in terms of dollars, such as a request to exchange $5,000 from one Subaccount to another, or may be in terms of a percentage reallocation among Subaccounts. In the latter case, the percentages must be in whole numbers. The minimum amount you may exchange is $250 or, if less, the entire portion of your Contract Value allocated to a particular Subaccount. You may exchange amounts or change your investment allocation with respect to future payments by providing the Annuity Service Center with instructions in writing or by telephone or on our Internet website.

  Trading by Telephone or Internet

Empire Fidelity Investments Life reserves the right to revise or terminate the telephone or Internet exchanges, limit the amount of or reject any exchange, as deemed necessary, at any time. We will limit telephone/Internet exchanges to a total of eighteen per calendar year. After this total is reached, you will only be permitted to complete exchanges in writing. Multiple exchanges among the Subaccounts in a single trading day count as one exchange. We will not accept exchange requests via fax or electronic mail.

We will not be responsible for any losses resulting from unauthorized telephone or Internet exchanges if we follow reasonable procedures designed to verify the identity of the caller or Internet user. We may record calls. You should verify the accuracy of your confirmation statements immediately after you receive them and notify the Annuity Service Center promptly of any discrepancies as we will not be responsible for resulting losses due to unit value changes after 10 calendar days from the mailing of the report.

  Use of Market Timing Services

In some cases, we may sell contracts to individuals who independently utilize the services of a firm or individual engaged in market timing. Generally, market timing services obtain authorization from Contract Owner(s) to make exchanges among the Subaccounts on the basis of perceived market trends. Because the large exchange of assets associated with market timing services may disrupt the management of the portfolios of the Funds, such transactions may become a detriment to Contract Owners not utilizing the market timing service.

The right to exchange Contract Values among Subaccounts may be subject to modification if such rights are executed by a market timing firm or similar third party authorized to initiate exchange transactions on behalf of a Contract Owner(s). In modifying such rights, we may, among other things, decline to accept (1) the exchange instructions of any agent acting under a power of attorney on behalf of more than one Contract Owner, or (2) the exchange instructions of individual Contract Owners who have executed pre-authorized exchange forms which are submitted by market timing firms or other third parties on behalf of more than one Contract Owner at the same time. We will impose such restrictions only if we believe that doing so will prevent harm to other Contract Owners.

  Effective Date of Exchanges Among Investment Options

When you request an exchange between variable Subaccounts, the redemption of the requested amount from the Subaccount will always be effected as of the end of the Valuation Period in which we receive the request at our Annuity Service Center. We will generally credit that amount to the new Subaccount at the same time.

However, when (1) you are making an exchange to a Subaccount which invests in a portfolio that accrues dividends on a daily basis and requires federal funds before accepting a purchase order, and (2) the Subaccount from which the exchange is being made is investing in an equity portfolio in an illiquid position due to substantial redemptions or exchanges that require it to sell portfolio securities in order to make funds available, then the crediting of the amount exchanged to the new Subaccount may be delayed. This delay will be until the Subaccount from which the exchange is being made obtains liquidity through the earliest of the portfolio's receipt of proceeds from sales of portfolio securities, new contributions by Contract Owners, or otherwise, but no longer than seven days. During this period, the amount exchanged will be uninvested.

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  Guaranteed Account Transfers

You may currently transfer amounts from the variable Subaccounts to the Guaranteed Account before the Annuity Date as often as you wish (with one exception described below) without charge. The minimum dollar amount you may transfer is $250 from any Subaccount or, if less, the entire portion of your Contract Value allocated to a particular Subaccount. If you request a percentage reallocation among the investment options, the percentages must be in whole numbers.

The amount that may be transferred from the Guaranteed Account will be determined by us, at our sole discretion, but will not be less than 25% of the amount invested in the Guaranteed Account. When the maximum amount is less than $1000, we permit a transfer of up to $1000. You may make one transfer out of the Guaranteed Account during each Contract Year. We do not permit a transfer into the Guaranteed Account during the 12 months following a transfer out of the Guaranteed Account.

When you withdraw or transfer amounts out of the Guaranteed Account, the amounts that have been credited to the Guaranteed Account for the shortest time are withdrawn first. At the end of the current renewal interest guarantee period, January 31, 2002, the amount that may be transferred for the month of February will be declared and will not be less than the minimums specified above. See The Guaranteed Account on page 27.

  Important

The portion of your Contract Value allocated to the variable Subaccounts will change with the investment performance of the selected Subaccounts. You should periodically review your allocation of the Contract Value in light of market conditions and your financial objectives. Exchanges or transfers after the Annuity Date are subject to different limitations. See Fixed, Variable, or Combination Annuity Income Options on page 26.

ACCUMULATION UNITS

When you allocate your net purchase payments to a selected variable Subaccount, we credit a particular number of Accumulation Units to your Contract. An Accumulation Unit is a unit of measure used prior to the Annuity Date to calculate the value of your Contract in the Subaccounts.

We determine the number of Accumulation Units credited by dividing the dollar amount allocated to each Subaccount by the value of an Accumulation Unit for that Subaccount as of the end of the Valuation Period in which the payment is received at the Annuity Service Center. The value of each Subaccount's Accumulation Units varies each Valuation Period (i.e. each day that there is trading on the New York Stock Exchange) with the Total Return of the Subaccount. The Total Return reflects the investment performance of the Subaccount for the Valuation Period and is net of the asset charges to the Subaccount. See Total Return for a Subaccount on page 32.

WITHDRAWALS

You may at any time prior to the Annuity Date surrender your Contract for its Cash Surrender Value. You may also make partial withdrawals of $500 or more.

You may request a partial withdrawal by telephone. Withdrawals by telephone are limited to the following criteria: 1) withdrawals of $500 to $100,000 with no more than $100,000 dollars being withdrawn during a seven day period; 2) for Contracts that have had an address change in the last 15 days, the limit is $10,000; and 3) the check must be made payable to all registered Owners. You may request to have the money wired to your Fidelity Mutual Fund or Brokerage Account with identical registration. We reserve the right to change telephone withdrawal requirements or limitations.

Certain withdrawals, however, are subject to a penalty tax. See Tax Considerations on page 28. You may not make a partial withdrawal that would reduce your Contract Value to less than $2,500. Partial withdrawals will be taken from your Contract Value invested in the Variable Account.

If the total withdrawal amount exceeds your Contract Value invested in the Variable Account, we will deduct the excess from the Guaranteed Account. Unless you request otherwise, the amount deducted from the Variable Account will be allocated to the variable Subaccounts in the same proportion as the value in each bears to the Variable Account Contract Value on the date of the partial withdrawal.

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We will pay you the amount of any surrender or partial withdrawal, less any required tax withholding, within seven days after we receive a withdrawal request. We may defer payment from the Variable Account under certain limited circumstances for a longer period, and we reserve the right to defer payment from the Guaranteed Account under any circumstances for not more than six months. See Postponement of Payment on page 32.

  Systematic Withdrawals

Contract Owner(s) may elect in writing on a form we provide to take systematic withdrawals of a specified dollar amount (of at least $100) on a monthly, quarterly, semi-annual, or annual basis. We will require a $10,000 minimum Contract Value to begin this program. Systematic withdrawals will be taken proportionately from all of your selected Subaccounts at the time of each withdrawal. If the systematic withdrawal amount exceeds your Contract Value invested in the Variable Account, the excess will be deducted from the Guaranteed Account. If a systematic withdrawal would bring the Contract Value below $2,500, the systematic withdrawal will be made only for the amount that will reduce the Contract Value to $2,500, and the systematic withdrawal option will automatically terminate.

Each systematic withdrawal is subject to federal income taxes, including any penalty tax that may apply, the same as for any other withdrawal. We reserve the right to modify or discontinue the systematic withdrawal program.

SIGNATURE GUARANTEE

A signature guarantee is designed to protect you and Empire Fidelity Investments Life from fraud. Disbursement requests must include a signature guarantee if any of the following situations apply:

1. Your Contract registration has changed within the last 30 days.

2. You wish to withdraw more than $100,000.

3. The check is being mailed to a different address than the one on your Contract (record address).

4. The check is made payable to someone other than the Owner.

5. The address of record on the Contract has changed in the past 15 days and the request is for $10,000 or more.

6. The proceeds are being wired to or from a Fidelity account with different Owner(s) than your annuity Contract.

7. In any circumstances where we deem it necessary for your protection.

You should be able to obtain a signature guarantee from a bank, broker dealer (including Fidelity Investor Centers), credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

CHARGES

The following are all the charges we make under your Contract.

1. Premium Taxes. In general, we do not currently deduct any amount from your payments for premium taxes. Several states assess a premium tax upon the commencement of annuity income payments. If you live in a jurisdiction which imposes such a tax and if annuity income payments commence under your Contract, we will deduct a charge from your Contract Value for the tax we incur at the Annuity Date. A few states may require us to pay premium taxes upon receipt of your payments and we reserve the right to make the deduction in any jurisdiction when we incur these taxes. As of the date of this prospectus, the current range of state premium taxes is from 0% to 3.5%.

2. Federal Income Taxes. We reserve the right to deduct a charge for the purpose of recovering a portion of our federal income tax expense that is determined solely from the amount of premiums received. No such charge is currently being deducted. Therefore, we currently allocate the entire amount of your purchase payments to the investment options you select.

3. Administrative Charges. Administrative charges compensate us for the expenses we incur in administering the Contracts. These expenses include the cost of issuing the Contract, maintaining necessary systems and records, and providing reports. We seek to cover these expenses by two types of administrative charges: an annual maintenance charge and a daily administrative charge.

  Annual maintenance charge. Currently, on each Contract Anniversary before the Annuity Date, we deduct an annual maintenance charge of $30 from your Contract Value. We currently waive this annual charge prior to the Annuity Date if your total purchase payments, less any withdrawals, equal at least $25,000. The current Contract Value is not used to determine the eligibility for the waiver. However, we also reserve the right to assess this charge against all Contracts. Although we do not now intend to charge more than $30 per year, we reserve the right to increase this annual charge to up to $50 if warranted by the expenses we incur.

Prior to the Annuity Date, we will deduct the annual maintenance charge from each investment option in proportion to the amount of your total Contract Value invested in that option on the date of deduction. We will deduct a pro rata portion of the charge when the Contract is surrendered.

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  Daily administrative charge. Each day, we deduct from the assets of the Subaccounts, but not the Guaranteed Account, a percentage of those assets equivalent to an effective annual rate of 0.05%. We guarantee to never increase this charge above an effective annual rate of 0.05%.

4. Mortality and Expense Risk Charge. We deduct a daily asset charge for our assumption of mortality and expense risks. We make this charge by deducting daily from the assets of each Subaccount a percentage equal to an effective annual rate of 0.75%. As with the daily administrative charge, this charge does not apply to the Guaranteed Account. We guarantee to never increase this charge above an effective annual rate of 0.75%.

For Contract Owners effecting a life annuity, the mortality risk we bear is that of making the annuity income payments for the life of the Annuitant (or the life of the Annuitant and the life of a second person in the case of a joint and survivor annuity) no matter how long that might be. We also bear a mortality risk under the Contracts, regardless of whether an annuity income payment option is actually effected, in that we make guaranteed purchase rates available. In addition, we bear a mortality risk by guaranteeing a Death Benefit if the last surviving Annuitant dies prior to the Annuity Date and prior to age 85. This Death Benefit may be greater than the Contract Value. See Death Benefit on page 24. The expense risk we assume is the risk that the costs of issuing and administering the Contracts will be greater than we expected when setting the administrative charges.

Additional Mortality Risk Charge. We offer the Owner the opportunity to elect a Death Benefit Rider at the time of the Contract purchase. If the Rider is elected by the Owner, we will deduct a mortality charge once each quarter. The amount of the charge for each quarter will be 0.05% of the Contract Value on the date of the quarterly charge. There will be no charges made once the Annuitant reaches their 85th birthday.

5. Withdrawal Charge. There is no withdrawal charge.

6. Exchange Charge. We reserve the right to charge no more than $15.00 for each transfer in excess of 6 per Contract Year.

7. Funds' Expenses. The expenses and charges incurred by the Funds are described in their respective prospectuses.

8. Other Taxes. We reserve the right to charge for certain taxes (other than premium taxes) that we may have to pay. See Empire Fidelity Investments Life's Taxes on page 30.

CERTAIN PORTFOLIOS IMPOSE A SHORT-TERM REDEMPTION FEE

Seven Subaccounts invest in Portfolios that impose a short-term redemption fee. Any short-term redemption fees that you pay are retained by the Portfolios, not by FILI, and are part of the Portfolio's assets. The seven Portfolios that impose this fee are: Consumer Industries Portfolio, Cyclical Industries Portfolio, Financial Services Portfolio, Health Care Portfolio, Natural Resources Portfolio, Technology Portfolio and Telecommunications & Utilities Growth Portfolio.

An Owner (or a person who succeeds to the Owner's rights after the Owner's death) who chooses to redeem an interest in a Subaccount that invests in a Portfolio that charges a redemption fee will be subject to a 1.00% fund short-term trading fee if and to the extent that the interest in the Subaccount has been held for less than 60 days. For this purpose, interests held longest will be treated as being redeemed first and interests held shortest as being redeemed last.

Redemption from a particular Subaccount occurs when you withdraw money from your Contract from that Subaccount or transfer from that Subaccount to another Subaccount. The fee will apply to all redemptions you request. The fee applies both to one time transactions and to periodic transactions, such as Automatic Rebalancing.

Here are two examples to help you understand the application of the fee.

Example 1: On Day One, you purchase 100 units of a Subaccount that invests in a Portfolio that imposes the redemption fee. On Day 58, you redeem 50 units from the Subaccount. The value of those 50 units at the time of redemption is $500.

The fee applies to the entire amount redeemed. The fee is $5 (1% of $500).

Example 2: On Day One, you purchase 100 units of a Subaccount that invests in a Portfolio that imposes the redemption fee. On Day 50 you purchase an additional 50 units of the same Subaccount. On Day 65 you redeem 125 units of that Subaccount at $10 each.

The first step is to determine which units are redeemed. Using the first in, first out rule, all 100 units purchased on Day One are redeemed, and 25 of the 50 units purchased on Day 50 are redeemed. The 100 units purchased on Day One are not subject to the redemption fee because they have been held for 60 days or longer, but the 25 units purchased on Day 50 are subject to the fee because they have been held for less than 60 days. The value of the units subject to the redemption fee is $250 (25 units at $10 per unit). The redemption fee is $2.50 (1% of $250).

DEATH BENEFIT

If the last surviving Annuitant dies prior to the Annuity Date, we will, upon receipt of proof of death at the Annuity Service Center, pay a Death Benefit to the Annuitant's Beneficiary you have designated. If the death of the last surviving Annuitant occurs on or before his or her 85th birthday, the Death Benefit will equal the greater of: (1) the purchase payments paid, less any partial withdrawals and charges thereon; or (2) the Contract Value as of the end of the Valuation Period in which proof of death is received at our Annuity Service Center. If the death of the last surviving Annuitant occurs after his or her 85th birthday, the Death Benefit will equal the Contract Value as of the end of the Valuation Period in which proof of death is received at our Annuity Service Center.

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Proof of death is deemed received when we have received the death certificate and all additional required paperwork, such as tax withholding forms and other required documents.

No withdrawal charge is made in connection with the payment of a Death Benefit. The Death Benefit may be paid in a single sum or applied under a fixed, variable, or combination annuity.

If you have not selected an annuity income option and the death of the last surviving Annuitant occurs prior to the Annuity Date, the Annuitant's Beneficiary may choose an available annuity income option for the Death Benefit.

We provide the opportunity to purchase an optional Death Benefit Rider at the time of issuing the Contract. This option is not available after the purchase of the Contract. There is a charge for the Death Benefit Rider as described on page 24.

If elected, the Death Benefit will be the benefit described above or the enhanced death benefit described below, whichever is greater.

The enhanced death benefit is the highest Contract Value on any Contract Anniversary, before the Annuitant reaches age 80, plus any purchase payments received by the company after such Contract Anniversary, reduced for any withdrawals after such Contract Anniversary as described in the next sentence. Any withdrawals after such Contract Anniversary will reduce the amount otherwise payable under this paragraph proportionately to the reduction in the Contract Value caused by the withdrawal.

For Contracts with net purchase payments greater than $4 million, this value can never exceed the amount calculated above, multiplied by $4 million, divided by the net purchase payments.

If the death of the Annuitant occurs after his or her 85th birthday, the Death Benefit will be the Contract Value on the date that proof of death is received by the Company at the Annuity Service Center.

The Owner may elect to terminate the Death Benefit rider by providing advance written notice to the company. Termination will be effective as of the date the next charge is scheduled after the company receives such notice at the Annuity Service Center.

REQUIRED DISTRIBUTIONS UPON DEATH

Federal tax law requires that if any Owner dies before the Annuity Date, the entire interest in the Contract must be distributed within 5 years after the death of the Owner (including any Owner who is also the Annuitant). However, this requirement does not apply to Beneficiaries designated by the Owner if (1) the entire interest is payable over the lifetime (or over a period not extending beyond the life expectancy) of the recipient with distributions beginning within one year of the date of death and the recipient makes this election within 60 days of the date of death; or (2) the Owner's spouse is the recipient, in which case the spouse may elect to continue the Contract and become the Owner.

If the Owner is a trust or other "non-natural person" and the Annuitant dies before the Annuity Date, the Beneficiary's entire interest in the Contract must be distributed in the same manner as if the Owner was a living person who died prior to the Annuity Date.

If the Contract is owned jointly and either Owner dies before the Annuity Date, we will upon receipt of proof of death at the Annuity Service Center, pay the Contract Value to the surviving Owner. If prior to the Annuity Date either Owner dies and the deceased Owner is also the last surviving Annuitant, the entire interest will be paid to the Annuitant's Beneficiary.

The rules regarding required distributions after the Owner's death are described in the Statement of Additional Information. We intend to administer the Contracts to comply with federal tax law.

ANNUITY DATE

When your Contract is issued, it will generally provide for the latest permissible Annuity Date to be the first day of the calendar month following the Annuitant's 85th birthday or, if later, the first day of the calendar month following the Contract's fifth Contract Anniversary. You may request that we allow the Annuity Date to be as late as the first day of the calendar month following the Annuitant's 90th birthday. You may change the Annuity Date by written notice received at the Annuity Service Center at least 30 days prior to the current Annuity Date then in effect. The Annuity Date must be the first day of a month. The earliest permissible Annuity Date is the first day of the calendar month following the expiration of the free look period.

SELECTION OF ANNUITY INCOME OPTIONS

While the Annuitant is living and at least 30 days prior to the Annuity Date, you may elect any one of the annuity income options described in the Contract. You may also change your election to a different annuity income option by notifying us in writing at least 30 days prior to the Annuity Date.

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If you have not elected an annuity income option at least 30 days prior to the Annuity Date, the automatic annuity income option will be a combination annuity for life, with 120 monthly payments guaranteed. The Contract Value allocated to the Guaranteed Account, less any applicable taxes, will be applied to the purchase of the fixed portion of the annuity. The Contract Value allocated to the Variable Account, less any applicable taxes, will be applied to the purchase of the variable portion of the annuity. See Annuity Option No. 3 under Types of Annuity Income Options on page 26.

FIXED, VARIABLE, OR COMBINATION ANNUITY INCOME OPTIONS

You may elect to have annuity income payments made on a fixed basis, a variable basis, or a combination of both.

  Fixed Annuity Income Payments

If you choose a fixed annuity, the amount of each payment will be set and will not change. Upon selection of a fixed annuity, we will transfer your Contract Value to the Guaranteed Account. The annuity income payments will be fixed in amount and duration by (1) the fixed annuity provisions selected, (2) the sex (except Contracts utilizing unisex purchase rates) and adjusted age of the Annuitant, and (3) the then current interest rates used to determine fixed annuity income payments. In no event will the interest rate be less than 3.5%.

  Variable Annuity Income Payments

If you select a variable annuity, we will transfer your Contract Value to the Variable Account. The dollar amount of the first variable annuity income payment will be determined in accordance with (1) the applicable annuity payment rates, (2) the sex (except Contracts utilizing unisex purchase rates) and adjusted age of the Annuitant, and (3) an assumed annual investment return of 3.5%.

We calculate all subsequent variable annuity income payments based on the Subaccount Annuity Units credited to the Contract. Annuity Units are similar to Accumulation Units except that built into the calculation of Annuity Unit Values is the assumption that the Total Return of a Subaccount will equal the assumed investment return. Thus, with a 3.5% assumed investment return, the Subaccount Annuity Unit Value will not change if the daily Total Return of the Subaccount is equivalent to an annual rate of return of 3.5%. If the Total Return is greater than the assumed investment return, the Subaccount Annuity Unit Value will increase; if the Total Return is less than the assumed investment return, the Subaccount Annuity Unit Value will decrease.

When variable annuity income payments commence, the number of Annuity Units credited to the Contract in a particular Subaccount is determined by dividing that portion of the first variable annuity income payment attributable to that Subaccount by the Annuity Unit Value of that Subaccount for the Valuation Period in which the Annuity Date occurs. The number of Annuity Units of each Subaccount credited to the Contract then remains fixed unless there is a subsequent transfer involving the Subaccount. The dollar amount of each variable annuity income payment after the first may increase, decrease, or remain constant. The income payment is equal to the sum of the amounts determined by multiplying the number of Annuity Units of each Subaccount credited to the Contract by the Annuity Unit Value for the particular Subaccount for the Valuation Period in which each subsequent annuity income payment is due.

  Combination Fixed and Variable Annuity Income Payments

If you select a combination annuity, your Contract Value will be split between the Guaranteed Account and the Variable Account in accordance with your instructions. Your annuity income payments will be the sum of the income payment attributable to your fixed portion and the income payment attributable to your variable portion.

  Important

After the Annuity Date, transfers between the Variable Account and the Guaranteed Account are not permitted. Exchanges among the variable Subaccounts, however, are permitted subject to some limitations. See Exchanges Among Subaccounts After the Annuity Date in the Statement of Additional Information.

TYPES OF ANNUITY INCOME OPTIONS

The Contract provides for three types of annuity income options. All are available on a fixed, variable, or combination basis. You may not select more than one option. If your Contract Value would provide less than $20 of monthly income, we may pay the proceeds in a single sum rather than pursuant to the selected option. In addition, we may require that annuity income payments be made entirely on a fixed basis, if the amount to be applied on a variable basis would provide an initial monthly income of less than $50.

1. Life Annuity. We will make annuity income payments monthly during the Annuitant's lifetime ceasing with the last income payment due prior to the Annuitant's death. No income payments are payable after the death of the Annuitant. Thus, it is quite possible that income payments will be made that are less than the value of the Contract. Indeed, if the Annuitant were to die within one month after the Annuity Date, only one monthly income payment would have been made. Because of this risk, this option offers the highest level of monthly income payments.

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2. Joint and Survivor Annuity. Under this option we will provide monthly annuity income payments during the joint lifetimes of the Annuitant and during the lifetime of the survivor, a designated second person. There are some limitations on the use of this option for Qualified Contracts. As in the case of the life annuity described above, there is no guaranteed number of income payments and no income payments are payable after the death of the Annuitant and the designated second person.

3. Life Annuity with 120 or 240 Monthly Payments Guaranteed. Under this option we provide monthly annuity income payments during the lifetime of the Annuitant, and in any event, for one hundred twenty (120) or two hundred forty (240) months certain as elected by you. In the case of a Qualified Contract, the guarantee period may not exceed the life expectancy of the Annuitant.

In the event of the death of the Annuitant under this option, the Contract provides that we will pay any guaranteed monthly income payments to the Annuitant's Beneficiary during the remaining months of the term selected. However, the Annuitant's Beneficiary may, at any time, elect to receive the discounted value of his or her remaining income payments in a single sum. In such event, the discounted value for fixed or variable annuity income payments will be based on interest compounded annually at the applicable interest rate used in determining the first annuity income payment.

Upon the death of the Annuitant's Beneficiary receiving annuity benefits under this option, the present value of the guaranteed benefits remaining after we receive notice of the death of the Annuitant's Beneficiary, computed at the applicable interest rate, shall be paid in a single sum to the estate of the Annuitant's Beneficiary. The present value is computed as of the Valuation Period during which notice of the death of the Annuitant's Beneficiary is received at the Annuity Service Center.

  You may choose to have annuity income payments made on a monthly basis or at another frequency such as quarterly, semi-annually, or annually. In addition to the annuity income options provided for in the Contracts, other annuity income options may be made available by the Company.

REPORTS TO OWNERS

During the Accumulation period, four times each Contract Year, we will send you a statement of your Contract Value and any other information required by state law, including a summary of all transactions since the preceding quarterly statement.

You should verify the accuracy of your transaction confirmations and monthly statements immediately after you receive them and notify the Annuity Service Center of any discrepancies as we will not be responsible for resulting losses due to unit value changes after 10 calendar days from the mailing of the report.

In addition, we will send you semiannual reports containing financial statements for the Variable Account and a list of portfolio securities of the Funds, as required by the Investment Company Act of 1940.

The Guaranteed Account

Because of exemptive and exclusionary provisions, interests in the Guaranteed Account option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the Guaranteed Account option are not subject to the provisions of those Acts, and Empire Fidelity Investments Life has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus relating to the Guaranteed Account option. Disclosures regarding the Guaranteed Account option may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Facts About the Guaranteed Account

  As noted earlier, you may allocate net purchase payments or transfer all or a part of your Contract Value to a fixed-rate investment option funded through and guaranteed by our general account (the "Guaranteed Account"). The Guaranteed Account may also be referred to as the "Fixed Account."
  Funds in the Guaranteed Account do not fluctuate with the investment experience of our general account.
  We guarantee that the portion of your Contract Value that is held in the Guaranteed Account will accrue interest daily at an annual rate that will never be less than 3.5%.
  When a purchase payment is received or an amount is transferred into the Guaranteed Account, an interest rate will be assigned to that amount. That rate will be guaranteed for a certain period of time depending on when the amount was allocated to the Guaranteed Account.

When this initial period expires, a new interest rate will be assigned to that amount which will be guaranteed for a period of at least a year. Thereafter, interest rates credited to that amount will be similarly guaranteed for successive periods of at least one year. Therefore, different interest rates may apply to different amounts in the Guaranteed Account depending on when the amount was initially allocated. Furthermore, the interest rate applicable to any particular amount may vary from time to time.

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More About the Contract

TAX CONSIDERATIONS

We do not intend the following discussion to be tax advice. For tax advice you should consult a tax adviser. Although the following discussion is based on our understanding of federal income tax laws as currently interpreted, there is no guarantee that those laws or interpretations will not change. The following discussion does not take into account state or local income tax or other considerations which may be involved in the purchase of a Contract or the exercise of options under the Contract. In addition, the following discussion assumes that the Contract is owned by an individual, and we do not intend to offer the Contracts to "non natural" persons such as corporations, unless the Contract is held by such person as a nominee for an individual. (If the Contract is not owned by or held for a natural person, the Contract will generally not be treated as an annuity for tax purposes.)

The following discussion assumes that the Contract will be treated as an annuity for federal income tax purposes. Section 817(h) of the Code provides that the investments of a separate account underlying a variable annuity contract (or the investments of a mutual fund, the shares of which are owned by the variable annuity separate account) must be "adequately diversified" in order for the Contract to be treated as an annuity for tax purposes. The Treasury Department has issued regulations prescribing such diversification requirements. The Variable Account, through each of the portfolios of the Funds, intends to comply with these requirements. We have entered into agreements with the Funds that require the Funds to operate in compliance with the Treasury Department's requirements.

In connection with the issuance of prior regulations relating to diversification requirements, the Treasury Department announced that such regulations do not provide guidance concerning the extent to which owners may direct their investments to particular divisions of a separate account. It is not clear when additional guidance will be provided, whether it will be provided at all, or whether it will be prospective only. It is possible that if guidance is issued the Contract may need to be modified to comply with it.

In addition, to qualify as an annuity for federal tax purposes, the Contract must satisfy certain requirements for distributions in the event of the death of any Owner of the Contract. The Contract contains such required distribution provisions. For further information on these requirements see the Statement of Additional Information.

The individual situation of each Owner or Beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if the Owner or the Annuitant dies.

Qualified Contracts

You may use the Contract as an Individual Retirement Annuity. Under Section 408(b) of the Code, eligible individuals may contribute to an Individual Retirement Annuity ("IRA"). The Code permits certain "rollover" contributions to be made to an IRA. In particular, certain qualifying distributions from another qualified plan, tax sheltered annuity, or IRA may be received tax-free if rolled over to an IRA within 60 days of receipt. Because the Contract's minimum initial payment is greater than the maximum annual contribution permitted to an IRA, a Qualified Contract may be purchased only in connection with a "rollover" of the proceeds from another qualified plan, tax sheltered annuity, or IRA.

In addition, Qualified Contracts will not accept any subsequent contributions other than additional rollover contributions from another qualified plan, tax sheltered annuity, or IRA.

In order to qualify as an IRA under Section 408(b) of the Code, a Contract must contain certain provisions:

(1) the Owner of the Contract must be the Annuitant and, except for certain transfers incident to a divorce decree, the Owner cannot be changed and the Contract cannot be transferable;

(2) the Owner's interest in the Contract cannot be forfeitable; and

(3) annuity and death benefit payments must satisfy certain minimum distribution requirements. Contracts issued on a qualified basis will conform to the requirements for an IRA and will be amended to conform to any future changes in the requirements for an IRA.

Contract Values and Proceeds

Under current law, you will not be taxed on increases in the value of your Contract until a distribution occurs.

  A distribution may occur in the form of a withdrawal, death benefit payment, or payments under an annuity income option.

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  An amount received as a loan under, or the assignment or pledge of any portion of the value of, a Contract may also be treated as a distribution. In the case of a Qualified Contract, you may not receive or make any such loan or pledge. Any such loan or pledge will result in disqualification of the Contract and inclusion of the value of the entire Contract in income.
  Additionally, a transfer of a Non-qualified Contract for less than full and adequate consideration will result in a deemed distribution, unless the transfer is to your spouse (or to a former spouse pursuant to a divorce decree).
  The taxable portion of a distribution is generally taxed as ordinary income.
  Taxes on Surrender of Contract Before Annuity Income Payments Begin

If you fully surrender your Contract before annuity income payments commence, you will be taxed on the portion of the distribution that exceeds your cost basis in your Contract.

For Non-qualified Contracts, the cost basis is generally the amount of your payments, and the taxable portion of the proceeds is taxed as ordinary income.

For Qualified Contracts, the cost basis is generally zero, and the entire amount of the surrender payment is generally taxed as ordinary income.

In addition, for both Qualified and Non-qualified Contracts, amounts received as the result of the death of the Owner or Annuitant that are in excess of your cost basis will also be taxed.

  Taxes on Partial Withdrawals

Partial withdrawals under a Non-qualified Contract are treated for tax purposes as first being taxable withdrawals of investment income, rather than as return of purchase payments, until all investment income earned by your Contract has been withdrawn. You will be taxed on the amount withdrawn to the extent that your Contract Value at that time exceeds your payments.

Partial withdrawals under a Qualified Contract are prorated between taxable income and non-taxable return of investment. Generally, the cost basis of a qualified Contract is zero, and the partial withdrawal will be fully taxed.

All annuity contracts issued by the same company (or an affiliated company) to the same contract owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in income of any distribution that is not received as an annuity payment. In the case of a Qualified Contract, the tax law requires for all post-1986 contributions and distributions that all individual retirement accounts and annuities be treated as one Contract.

  Taxes on Income Payments

Although the tax consequences may vary depending on the form of annuity selected under the Contract, the recipient of an annuity income payment under the Contract generally is taxed on the portion of such income payment that exceeds the cost basis in the Contract. For variable annuity income payments, the taxable portion is determined by a formula that establishes a specific dollar amount that is not taxed. This dollar amount is determined by dividing the Contract's cost basis by the total number of expected periodic income payments. However, the entire distribution will be fully taxable once the recipient is deemed to have recovered the dollar amount of the investment in the Contract. For Qualified Contracts, the cost basis is generally zero and each annuity income payment is fully taxed.

  10% Penalty Tax on Early Withdrawals or Distributions

A penalty tax equal to 10% of the amount treated as taxable income may be imposed on distributions. The penalty tax applies to early withdrawals or distributions. The penalty tax is not imposed on:

(1) distributions made to persons on or after age 59 1/2;

(2) distributions made after death of the Owner;

(3) distributions to a recipient who has become disabled;

(4) distributions in substantially equal installments made for the life of the taxpayer or the lives of the taxpayer and a designated second person; or

(5) in the case of Qualified Contracts, distributions received from the rollover of the Contract into another qualified contract or IRA.

  Other Tax Information

In the case of a Contract held in custody for a minor under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, a distribution under the Contract ordinarily is taxable to the minor. Whether the penalty tax applies to such a distribution ordinarily is determined by the circumstance or characteristics of the minor, not the custodian. Thus, for example, a distribution taxable to a minor will not qualify for the exception to the penalty tax for distributions made on or after age 59 1/2, even if the custodian is 59 1/2 or older.

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In addition, in the case of a Qualified Contract, a 50% excise tax is imposed on the amount by which minimum required annuity or death benefit distributions exceed actual distributions.

We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution made under the Contract, unless the Owner, Annuitant, or Beneficiary files a written election prior to the distribution stating that he or she chooses not to have any amounts withheld.

Empire Fidelity Investments Life's Taxes

The earnings of the Variable Account are taxed as part of our operations. Under the current provisions of the Code, we do not expect to incur federal income taxes on earnings of the Variable Account to the extent the earnings are credited under the Contracts. Based on this, no charge is being made currently to the Variable Account for our federal income taxes. We will periodically review the need for a charge to the Variable Account for company federal income taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

Under current laws we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and are not charged against the Contracts or the Variable Account. If the amount of these taxes changes substantially, we may make charges for such taxes against the Variable Account.

OTHER CONTRACT PROVISIONS

You should also be aware of the following important provisions of your Contract.

1. Owner. As the Owner named in the application, you have the rights and privileges specified in the Contract.

Prior to the Annuity Date and during the lifetime of the Annuitant, you may change the Owner, Annuitant, or any beneficiary by notifying us in writing. The Annuitant may only be changed once. You may not, however, change the Owner or Annuitant of a Qualified Contract. A change in the Owner of a Non-qualified Contract will take effect on the date the request was signed, but it will not apply to any payments made by us before the request was received and recorded at the Annuity Service Center. On the Annuity Date, all of the Owner's rights pass to the Annuitant.

2. Annuitant's Beneficiary. The Annuitant's Beneficiary is named on the application unless later changed. The Death Benefit will be paid to the Annuitant's Beneficiary upon the death of the last surviving Annuitant prior to the Annuity Date. If no Annuitant's Beneficiary survives, the Death Benefit will be paid to the Owner or the Owner's estate. If at the time of the death of any Owner prior to the Annuity Date, that Owner is also the last surviving Annuitant, proceeds will be paid to the Annuitant's Beneficiary. A Beneficiary may be a "Primary Beneficiary" or a "Contingent Beneficiary." No Contingent Beneficiary has the right to proceeds unless all of the Primary Beneficiaries die before proceeds are determined.

3. Owner's Beneficiary. The Owner's Beneficiary is named on the application unless later changed. The Contract Value will be paid to the joint Owner, if any, otherwise to the Owner's Beneficiary upon the death of any Owner (unless such Owner is also the last surviving Annuitant) prior to the Annuity Date. If no Owner's Beneficiary survives, the Contract Value will be paid to the Owner's estate. If at the time of the death of any Owner prior to the Annuity Date, that Owner is also the last surviving Annuitant, proceeds will be paid to the Annuitant's Beneficiary. A Beneficiary may be a "Primary Beneficiary" or a "Contingent Beneficiary." No Contingent Beneficiary has the right to proceeds unless all of the Primary Beneficiaries die before proceeds are determined.

4. Contingent Annuitant. Once prior to the Annuity Date, the Owner may name a Contingent Annuitant. If a Contingent Annuitant has been named, the Owner may remove either the Annuitant or the Contingent Annuitant. If the Contingent Annuitant dies or is removed, another Contingent Annuitant cannot be named. Upon the death (if the Annuitant is not an Owner) or removal of the Annuitant prior to the Annuity Date, the Contingent Annuitant, if any, becomes the Annuitant.

When a Contingent Annuitant becomes the Annuitant, we will change the Annuity Date to the later of the first day of the month immediately following the latest of the three following dates: (a) the Annuitant's 85th birthday; (b) the Contract's fifth anniversary; and (c) the date the Contingent Annuitant becomes the Annuitant. A Contingent Annuitant cannot be named for Qualified Contracts or if a Non-Qualified Contract is owned by a non-natural person.

5. Misstatement of Age or Sex. If the age or sex of the Annuitant has been misstated, we will change the benefits to those which the proceeds would have purchased had the correct age and sex been stated.

If the misstatement is not discovered until after annuity income payments have started, we will take the following action: (1) if we made any overpayments, we may add interest at the rate of 6% per year compounded annually and charge them against income payments to be made in the future; or (2) if we made any underpayments, the balance plus interest at the rate of 6% per year compounded annually will be paid in a single sum.

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6. Assignment. You may assign a Non-qualified Contract at any time during the lifetime of the Annuitant and before the Annuity Date. See Tax Considerations on page 28. No assignment will be binding on us unless it is written in a form acceptable to us and received at our Annuity Service Center. Your rights and the rights of any Beneficiary will be affected by an assignment. We will not be responsible for the validity of any assignment. No assignment may be made of a Qualified Contract. An assignment is (1) a change of Owner and Beneficiary to the Assignee, or (2) a change of the Contract by the Owner(s) which is not a change of Owner or Beneficiary, but their rights will be subject to the terms of the assignment.

7. Dividends. Our variable annuity Contracts are "non-participating." This means that they do not provide for dividends. Investment results under the Contracts are reflected in benefits.

SELLING THE CONTRACTS

Fidelity Brokerage Services LLC and Fidelity Insurance Agency, Inc., affiliates of FMR Corp., our ultimate parent company, will distribute the Contracts. Fidelity Brokerage Services LLC is the principal underwriter (distributor) of the Contracts. Fidelity Distributors Corporation is the distributor of the Fidelity family of funds, including the Fidelity Funds.

The principal business address of Fidelity Brokerage Services LLC and Fidelity Distributors Corporation is 82 Devonshire Street, Boston, Massachusetts 02109. We pay Fidelity Insurance Agency, Inc. sales compensation of no more than 3% of payments received.

AUTOMATIC DEDUCTION PLAN

Under the automatic deduction plan ("Automatic Annuity Builder") you can make regular payments by pre-authorized transfers from a checking account. Your checking account must be at a banking institution which is a member of ACH (Automated Clearing House). The minimum regular payment is $100. Transactions pursuant to an automatic deduction plan will be confirmed in your quarterly statement. We reserve the right to restrict your participation in the automatic deduction plan if your checking account has insufficient funds to cover the transfer.

AVAILABILITY OF UNISEX

We base annuity income payments, in part, on the sex of the Annuitant. For certain situations where the Contracts are to be used in connection with an employer sponsored benefit plan or arrangement, Federal law may require that annuity income payments be determined without regard to sex. A special endorsement to the Contract is available for this purpose. For questions regarding unisex requirements, you should consult with qualified counsel.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly dollar amount exchanges from either the Money Market Subaccount or at some future date, from the Investment Grade Bond Subaccount (the "Source Account") to any of the other variable Subaccounts but are not permitted to the Fixed Account. Dollar Cost Averaging exchanges are allowed from one Source Account only. Dollar Cost Averaging will not be allowed in conjunction with the Automatic Rebalancing feature described in this prospectus.

These monthly exchanges will take effect on the same day each month. You may select any date from the 1st to the 28th as the date for your dollar cost averaging exchanges (the Exchange Date). If the New York Stock Exchange is not open on your selected date in a particular month, the exchange will be made at the close of the Valuation Period that includes the date you selected. Your exchanges will continue until the balance in the Source Account is exhausted or you notify us to cancel Dollar Cost Averaging for your Contract.

The minimum monthly exchange allowed to any variable Subaccount is $250.

Dollar Cost Averaging is available at no charge. Empire Fidelity Investments Life reserves the right to modify or terminate the Dollar Cost Averaging feature.

AUTOMATIC REBALANCING

Automatic Rebalancing is available to you. Automatic Rebalancing is designed to help you maintain your specified allocation mix between the Investment Options. You can direct Empire Fidelity Investments Life to readjust your allocations on a quarterly, semi-annual, or annual basis to return to the allocations you select on the rebalancing instruction form. These exchanges will be made on the same day of each month. You may select any date from the 1st to the 28th as the date for your Automatic Rebalancing exchanges. If the New York Stock Exchange is not open on your selected date in a particular month, the exchanges will be made at the close of the Valuation Period that includes the date you selected. Your exchanges will continue until you notify us to cancel Automatic Rebalancing for your Contract.

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Automatic Rebalancing will be available at no charge. Empire Fidelity Investments Life reserves the right to modify or terminate the automatic rebalancing feature.

  You may not participate in Automatic Rebalancing and the Dollar Cost Averaging program at the same time.

Please note that Automatic Rebalancing may result in a short-term redemption fee imposed by certain Portfolios. This will happen if a Purchase Payment is made less than 60 days prior to an Automatic Rebalancing. For more details about this fee, including a list of the Portfolios that impose it, please see "Certain Portfolios Impose a Short-Term Redemption Fee" on page 24.

POSTPONEMENT OF PAYMENT

  In general, we will ordinarily pay any partial or full cash withdrawal within seven days after we receive your request.
  We will usually pay any Death Benefit within seven days after we receive proof of the Annuitant's death and all required documentation.
  However, we may delay payment if (1) the disposal or valuation of the Variable Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or (2) the SEC by order permits postponement of payment to protect our Contract Owners.
  In addition, we reserve the right to delay payment of any partial or full cash withdrawal from the Guaranteed Account for not more than six months. If payment from the Guaranteed Account is delayed for more than 30 days or if less, the period required by law, it will be credited with interest from the date of withdrawal at a rate not less than 3.5% per year compounded annually or, if greater, the rate required by law.

More About the Variable Account and the Funds

CHANGES IN INVESTMENT OPTIONS

We may from time to time make additional Subaccounts available to you. These Subaccounts will invest in investment portfolios that we find suitable for the Contracts.

We also have the right to eliminate Subaccounts from the Variable Account, to combine two or more Subaccounts, or to substitute a new portfolio or fund for the portfolio in which a Subaccount invests.

A substitution may become necessary if, in our judgment, a portfolio or fund no longer suits the purposes of the Contracts. This may happen due to a change in laws or regulations, or a change in a portfolio's investment objectives or restrictions, or because the portfolio is no longer available for investment, or for some other reason. We would obtain prior approval from the SEC and any other required approvals before making such a substitution.

We also reserve the right to operate the Variable Account as a management investment company under the 1940 Act or any other form permitted by law or to deregister the Variable Account under such Act in the event such registration is no longer required.

TOTAL RETURN FOR A SUBACCOUNT

A Subaccount's Total Return depends on how the investments of the Subaccount perform. We determine the Total Return of a Subaccount at the end of each Valuation Period. Such determinations are made as of the close of business each day the New York Stock Exchange is open for business. The Total Return reflects the investment performance of the Subaccount for the Valuation Period and is net of the asset charges to the Subaccounts.

Shares of the Funds are valued at net asset value. Any dividends or capital gains distributions of a portfolio of the Funds are reinvested in shares of that portfolio.

VOTING RIGHTS

We will vote shares of the Funds owned by the Variable Account according to your instructions. However, if the Investment Company Act of 1940 or any related regulations or interpretations should change, and we decide that we are permitted to vote the shares of the Funds in our own right, we may decide to do so.

Before the Annuity Date, we calculate the number of shares that you may instruct us to vote by dividing your Contract Value in a Subaccount by the net asset value of one share of the corresponding portfolio. If variable annuity income payments have commenced, we calculate the number of shares that the payee may instruct us to vote by dividing the reserve maintained in each Subaccount to meet the obligations under the Contract by the net asset value of one share of the corresponding portfolio. Fractional votes will be counted. We reserve the right to modify the manner in which we calculate the weight to be given to your voting instructions where such a change is necessary to comply with then current Federal regulations or interpretations of those regulations.

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We will determine the number of shares you can instruct us to vote 90 days or less before the applicable Fund shareholder meeting. At least 14 days before the meeting, we will send you material by mail for providing us with your voting instructions.

If your voting instructions are not received in time, we will vote the shares in the same proportion as the instructions received from other Contract Owners. We will also vote shares we hold in the Variable Account that are not attributable to Contract Owners in the same proportionate manner.

Under certain circumstances, we may be required by state regulatory authorities to disregard voting instructions. This may happen if following such instructions would change the sub-classification or investment objectives of the portfolios, or result in the approval or disapproval of an investment advisory contract.

Under Federal Regulations, we may also disregard instructions to vote for Contract Owner-initiated changes in investment policies or the investment Adviser if we disapprove of the proposed changes. We would disapprove a proposed change only if it were contrary to state law, prohibited by state regulatory authorities, or if we decided that the change would result in overly speculative or unsound investments. If we ever disregard voting instructions, we will include a summary of our actions in the next semiannual report.

RESOLVING MATERIAL CONFLICTS

The investment portfolios of the Fidelity Funds are available to separate accounts offering variable annuity and variable life products of other participating insurance companies, as well as to the Variable Account and other separate accounts we establish. Other Funds may be offered to qualified plans as well.

Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interest of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of our Contract Owners and those of other companies, or some other reason. In the event of a conflict, we will take any steps necessary to protect our Contract Owners and variable annuity payees.

PERFORMANCE

Performance information for the variable Subaccounts may appear in reports and advertising to current and prospective Contract Owners. The performance information is based on historical investment experience of the Funds and does not indicate or represent future performance.

  Total returns are based on the overall dollar or percentage change in value of a hypothetical investment. Total return quotations reflect changes in fund share price, the automatic reinvestment by the separate account of all distributions and the deduction of applicable annuity charges Quotations of total return may also be shown that do not take into account certain contractual charges such as a maintenance charge. The total return percentage will be higher under this method than under the standard method described above.
  A cumulative total return reflects a Subaccount's performance over a stated period of time.
  An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Subaccount's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in a Subaccount's returns, you should recognize that they are not the same as actual year-by-year results.
  Some Subaccounts may also advertise yield. These measures reflect the income generated by an investment in the Subaccount over a specified period of time. This income is annualized and shown as a percentage. Yields do not take into account capital gains or losses. The standard quotations of yield reflect the maintenance charge. Quotations of yield may also be shown that do not reflect the maintenance charge. The yield calculation will be higher under this method than under the standard method.
  The Money Market Subaccount may advertise its current and effective yield. Current yield reflects the income generated by an investment in the Subaccount over a 7 day period. Effective yield is calculated in a similar manner except that income earned is assumed to be reinvested. The Investment Grade Bond, High Income and Emerging Markets Debt Subaccounts may advertise a 30 day yield which reflects the income generated by an investment in the Subaccount over a 30 day period.

LITIGATION

No litigation is pending that would have a material effect on us or the Variable Account.

EVA7

Appendix A

Accumulation Unit Values

Empire Fidelity Investments Variable Annuity Account A

Condensed Financial Information

Money Market Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2000	17.44	18.39	6,407,471
1999	16.72	17.44	4,136,411
1998	15.98	16.72	3,614,051
1997	15.30	15.98	2,510,803
1996	14.66	15.30	3,144,313
1995	13.99	14.66	2,086,339
1994	13.55	13.99	1,840,618
1993	13.26	13.55	644,024
1992*	13.07	13.26	458,774

* June 3, 1992 to December 31, 1992

High Income Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2000	29.53	22.71	546,640
1999	27.53	29.53	638,885
1998	29.00	27.53	854,157
1997	24.89	29.00	868,993
1996	22.05	24.89	820,013
1995	18.47	22.05	605,822
1994	18.94	18.47	413,916
1993	15.88	18.94	315,623
1992*	14.95	15.88	66,583

* June 3, 1992 to December 31, 1992

Equity-Income Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2000	46.01	49.49	2,473,943
1999	43.62	46.01	3,107,272
1998	39.39	43.62	3,922,539
1997	31.05	39.39	4,666,312
1996	27.44	31.05	4,755,212
1995	20.52	27.44	4,481,146
1994	19.36	20.52	3,148,692
1993	16.54	19.36	2,020,649
1992*	15.33	16.54	516,594

* June 3, 1992 to December 31, 1992

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Growth Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2000	80.67	71.24	2,597,027
1999	59.17	80.67	2,559,285
1998	42.76	59.17	2,171,438
1997	34.97	42.76	2,229,721
1996	30.80	34.97	2,503,391
1995	22.98	30.80	2,004,576
1994	23.22	22.98	1,448,467
1993	19.64	23.22	938,534
1992*	17.67	19.64	300,602

* June 3, 1992 to December 31, 1992

Overseas Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2000	37.22	29.87	919,806
1999	26.31	37.22	932,993
1998	23.52	26.31	967,204
1997	21.30	23.52	1,059,560
1996	19.00	21.30	1,151,640
1995	17.50	19.00	930,291
1994	17.37	17.50	1,472,775
1993	12.79	17.37	863,085
1992*	15.42	12.79	57,728

* June 3, 1992 to December 31, 1992

Investment Grade Bond Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2000	19.87	21.92	960,552
1999	20.24	19.87	854,243
1998	18.75	20.24	986,932
1997	17.36	18.75	442,121
1996	16.99	17.36	382,801
1995	14.63	16.99	358,773
1994	15.35	14.63	270,642
1993	13.98	15.35	346,042
1992*	13.40	13.98	184,492

* June 3, 1992 to December 31, 1992

EVA7

Asset Manager Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2000	31.19	29.73	2,617,181
1999	28.30	31.19	2,929,733
1998	24.80	28.30	3,305,949
1997	20.76	24.80	3,604,315
1996	18.29	20.76	3,900,514
1995	15.80	18.29	4,435,615
1994	16.99	15.80	6,284,783
1993	14.18	16.99	5,376,522
1992*	13.47	14.18	1,765,922

* June 3, 1992 to December 31, 1992

Index 500 Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2000	37.78	33.99	2,962,199
1999	31.60	37.78	3,374,350
1998	24.83	31.60	3,273,507
1997	18.90	24.83	3,001,334
1996	15.54	18.90	1,887,371
1995	11.44	15.54	802,405
1994	11.44	11.44	210,179
1993	10.53	11.44	166,568
1992*	10.17	10.53	57,596

* November 2, 1992 to December 31, 1992

Asset Manager: Growth Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2000	23.93	20.78	1,211,816
1999	20.93	23.93	1,348,488
1998	17.95	20.93	1,483,958
1997	14.50	17.95	1,760,200
1996	12.20	14.50	1,163,007
1995*	10.00	12.20	396,158

* Period from 1/3/95 (commencement of operations) to 12/31/95

Contrafund Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2000	32.54	30.14	5,520,275
1999	26.40	32.54	6,109,331
1998	20.47	26.40	6,211,520
1997	16.66	20.47	6,419,636
1996	13.87	16.66	5,882,023
1995*	10.00	13.87	3,685,097

* Period from 1/3/95 (commencement of operations) to 12/31/95

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Growth Opportunities Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2000	16.15	13.29	1,206,454
1999	15.62	16.15	1,944,990
1998	12.63	15.62	2,691,359
1997*	10.00	12.63	2,558,459

* Period from 1/27/97 (commencement of operations) to 12/31/97

Balanced Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2000	14.50	13.77	544,049
1999	13.98	14.50	618,139
1998	11.98	13.98	537,166
1997*	10.00	11.98	371,377

* Period from 1/27/97 (commencement of operations) to 12/31/97

Growth & Income Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2000	17.65	16.87	2,461,764
1999	16.29	17.65	3,400,637
1998	12.68	16.29	3,974,242
1997*	10.00	12.68	2,163,555

* Period from 1/27/97 (commencement of operations) to 12/31/97

Mid Cap Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2000*	10.00	11.21	3,559,175

* Period from 12/28/98 (commencement of operations) to 4/30/00

Emerging Markets Debt Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2000	9.55	10.56	66,876
1999	7.44	9.55	29,863
1998	10.48	7.44	36,909
1997*	10.00	10.48	32,130

* Period from 11/24/97 (commencement of operations) to 12/31/97

Emerging Markets Equity Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2000	14.68	8.85	446,604
1999	7.56	14.68	377,828
1998	10.05	7.56	71,567
1997*	10.00	10.05	20,806

* Period from 11/24/97 (commencement of operations) to 12/31/97

EVA7

Global Value Equity** Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2000	11.92	13.18	109,456
1999	11.54	11.92	125,106
1998	10.25	11.54	152,473
1997*	10.00	10.25	29,979

* Period from 11/24/97 (commencement of operations) to 12/31/97

** Previously called Global Equity Portfolio.

International Magnum Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2000	13.23	11.49	80,524
1999	10.65	13.23	76,112
1998	9.86	10.65	75,635
1997*	10.00	9.86	17,042

* Period from 11/24/97 (commencement of operations) to 12/31/97

PBHG Growth II Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2000	21.42	17.71	1,397,339
1999	10.90	21.42	573,557
1998	10.15	10.90	38,979
1997*	10.00	10.15	11,877

* Period from 11/24/97 (commencement of operations) to 12/31/97

Select Value** Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2000	15.18	17.75	907,847
1999	14.05	15.18	225,231
1998	10.27	14.05	154,968
1997*	10.00	10.27	18,440

* Period from 11/24/97 (commencement of operations) to 12/31/97

** Previously called Large Cap Value.

Select 20 Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2000	33.42	25.24	2,368,742
1999	16.80	33.42	2,059,461
1998	10.42	16.80	1,691,752
1997*	10.00	10.42	54,758

* Period from 11/24/97 (commencement of operations) to 12/31/97

EVA7

Small Cap Value Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2000	13.20	17.83	1,067,503
1999	11.48	13.20	148,694
1998	10.43	11.48	248,781
1997*	10.00	10.43	51,781

* Period from 11/24/97 (commencement of operations) to 12/31/97

Technology & Communications Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2000	42.93	24.65	3,896,933
1999	12.94	42.93	3,541,083
1998	9.87	12.94	221,015
1997*	10.00	9.87	34,037

Mid Cap Growth Fund II Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2000	24.65	20.82	1,386,821
1999	13.08	24.65	867,315
1998	10.25	13.08	67,817
1997*	10.00	10.25	15,649

* Period from 11/24/97 (commencement of operations) to 12/31/97

Opportunity Fund II Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2000	15.29	16.17	448,247
1999	11.43	15.29	330,339
1998	10.15	11.43	267,972
1997*	10.00	10.15	31,571

* Period from 11/24/97 (commencement of operations) to 12/31/97

International Equity Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2000	15.73	11.56	200,480
1999	10.33	15.73	123,854
1998	9.89	10.33	29,229
1997*	10.00	9.89	3,206

* Period from 11/24/97 (commencement of operations) to 12/31/97

EVA7

Global Post-Venture Capital** Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2000	17.57	14.13	195,085
1999	10.83	17.57	51,197
1998	10.25	10.83	45,815
1997*	10.00	10.25	6,514

* Period from 11/24/97 (commencement of operations) to 12/31/97

** Previously called Post-Venture Capital.

Small Company Growth Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2000	16.47	13.38	674,515
1999	9.82	16.47	258,085
1998	10.19	9.82	93,472
1997*	10.00	10.19	28,265

* Period from 11/24/97 (commencement of operations) to 12/31/97

EVA7

Table of Contents of the
Statement of Additional Information

Accumulation Units
Fixed Annuity Income Payments
Variable Annuity Income Payments
Hypothetical Illustrations of Annuity Income Payouts
General Information
Performance
Transfers Among Subaccounts After the Annuity Date
Unavailability of Annuity Income Options in Certain Circumstances
IRS Required Distributions
Safekeeping of Variable Account Assets
Distribution of the Contracts
State Regulation
Legal Matters
Registration Statement
Independent Accountants
Financial Statements

Investment Company Act of 1940 File no. 811-6388

EVA7-PRO-0401
1.756512.100

EVA7

INDIVIDUAL RETIREMENT ANNUITY
DISCLOSURE STATEMENT

1. Internal Revenue Service Regulations require you be given this Disclosure Statement to make certain that you fully understand the nature of an Individual Retirement Account (IRA). For this reason, it is important that you read this statement carefully.

Revocation

2. You are allowed to revoke or cancel your IRA within thirty (30) days of the date you receive the IRA contract. A revocation treats an IRA as if it never existed, and entitles you to a full refund of your contract value at the time of revocation plus any amount deducted from your contribution prior to such time. If you revoke within the first seven (7) days you will receive the entire amount you paid if it is greater than the contract value.

You may revoke your IRA by mailing or delivering a notice of revocation to:

Empire Fidelity Investments Life Insurance Company
Annuity Service Center
P.O. Box 3767
New York, NY 10277-0433

Any question regarding this procedure may be directed to a Fidelity Insurance Specialist at 1-800-544-2442.

Contributions

3. You may establish an IRA for the purpose of rolling over all or a portion of your distribution from a qualified plan, tax sheltered annuity or other IRA. If you retire, terminate your employment prior to retirement age, or become disabled, and you are entitled to a single sum distribution, all or a portion of the distribution may be transferred to a qualifying IRA tax-free if done within 60 days of receipt of the single sum distribution. The amount of your rollover IRA contribution will not be included in your taxable income for the year in which you receive the qualified plan distribution.

4. Subsequent contributions, other than additional rollover contributions from another qualified plan, tax sheltered annuity or IRA, will not be accepted.

5. No deduction is allowed for a rollover contribution which is not treated as income to the individual.

Investments

6 The assets in your IRA are nonforfeitable, subject to the surrender charges specified in the IRA contract.

7. The assets in your IRA cannot be commingled with other property except in a common trust fund or common investment fund.

8. No part of the IRA may be invested in life insurance or endowment contracts.

Distributions

9. Distributions from your IRA will be included in your gross income for Federal income tax purposes for the year in which you receive them, except to the extent treated under the tax law as a recovery of non-deductible contribution if any.

10. To the extent it's included in gross income, a distribution from your IRA made before age 59 1/2 will be subject to a 10% non-deductible penalty tax (in addition to being taxable as ordinary income) unless the distribution is (1) rolled over or transferred to another IRA; (2) is made on account of your death or disability; (3) is one of a scheduled series of payments over your life or life expectancy or the joint lives or joint life expectancies of yourself and the second person designated by you; or (4) satisfies some other exception to this penalty tax.

11. You must begin receiving distributions of the assets in your IRAs by April 1 of the calendar year following the calendar year in which you reach age 70 1/2. Subsequent distributions must be made by December 31 of each year.

12. You may select one of the following methods of distribution for the assets of this IRA:

(a) Distribution as an annuity over your life or your life and the life of a second person designated by you;

(b) Distribution as an annuity for a period certain not to exceed your life expectancy or the joint life expectancy of yourself and a second person designated by you;

FVA-91200

(c) Single sum payment; or

(d) Partial withdrawals that, together with withdrawals from your other IRAs, satisfy the minimum distribution requirements discussed below.

(See Contract and Endorsement for a full description of these permissible distribution methods.)

13. Once distributions are required to begin, they must not be less than the amount each year (determined in accordance with IRS Regulations) which would exhaust the value of all your IRAs over the required distribution period. You will be subject to a 50% excise tax on the amount by which the distribution you actually received in any year falls short of the minimum distribution required for the year.

14. If you die after distribution of the IRA has commenced, the remaining balance must continue to be distributed under the same or a more rapid method of distribution.

15. If you die before distribution of the IRA commences, the entire balance must be distributed to the beneficiary within five (5) years unless:

(a) The beneficiary is your surviving spouse and the beneficiary either treats the IRA as his or her own IRA or elects to receive payments over his or her own life or life expectancy commencing at any date prior to the later of (i) December 31 of the calendar year immediately following the calendar year of your death, or (ii) December 31 of the calendar year in which you would have reached age 70 1/2; or

(b) The beneficiary is not your surviving spouse and the beneficiary elects to have the IRA distributed over his or her life expectancy commencing on or before December 31 of the calendar year immediately following the calendar year of your death.

16. You may rollover all or a portion of your IRA into another IRA or individual retirement account and maintain the tax-deferred status of these assets. Tax-free rollovers between IRAs may be made no more than once every twelve months.

Other Tax Considerations

17. Distributions are taxed as ordinary income under Federal income tax laws.

18. The tax treatment of single sum distributions under Section 402(e) of the Code is not applicable to distributions from IRAs.

19. Reporting to the IRS will be required by you in the event that special taxes or penalties described herein are due. You must file Treasury Form 5329 with the IRS for each taxable year in which a premature distribution takes place or less than the required minimum amount is distributed from your IRA. The Tax Reform Act of 1986 also requires you to report the amount of all distributions you received from your IRA and the aggregate balance of all IRAs as of the end of the calendar year.

20. The Contract has been approved as to form for use as an IRA by the Internal Revenue Service. Such approval is a determination only as to the form of the Contract, and does not represent a determination of the merits of the Contract.

21. Further information can be obtained from any district office of the Internal Revenue Service.

Prohibited Transactions

22. If any of the events prohibited by Section 4975 of the Code (such as any sale, exchange or leasing of any property between you and your IRA) occur during the existence of your IRA, your Contract will be disqualified and the entire balance in your Contract will be treated as if distributed to you, as of the first day of the year in which the prohibited event occurs. This "distribution" would be subject to ordinary income tax and, if you were under age 59 1/2 at the time, to the 10% penalty tax on premature distributions.

23. If you or your beneficiary borrow any money under, or by use of, all or a portion of your IRA, then your Contract will lose its qualification as an IRA, and the entire balance will be treated as a distribution to you and subject to a 10% penalty tax on premature distributions, discussed above.

Financial Information

24. The value of your investment will depend on how you allocate funds between the Guaranteed Account and the subaccounts of the Variable Account. The Company guarantees that the portion of your contract value that is held in the Guaranteed Account will accrue interest daily at specified interest rates that vary from time to time. With respect to funds allocated to the Variable Account, the value will depend upon the actual investment performance of the subaccounts that you choose; no minimum value is guaranteed. See your prospectus for a more detailed description.

25. As further described in the prospectus, the following are all the charges that the Company currently makes:

(a) Administrative Charge

The Company currently deducts an annual maintenance charge of $30 on each contract anniversary. This charge is currently waived if total payments, less any withdrawals, equal at least $25,000.

The Company also deducts a daily charge from the assets of the subaccounts equivalent to an effective annual rate of 0.05%. This charge is not made against the Guaranteed Account.

(b) Mortality and Expense Risk Charge

The Company deducts a daily charge from the assets of the subaccounts equivalent to an effective annual rate of 0.75%. This charge is not made against the Guaranteed Account.

(c) Portfolio Expenses

The portfolios associated with the Variable Account incur operating expenses and pay monthly management fees. The level of expenses vary by portfolio. This charge is not made against the Guaranteed Account.